Pepco Holdings, Inc.
$200,000,000 5.90% Notes due 2016
$200,000,000 6.00% Notes due 2019
_______________
Note Purchase Agreement
_______________
Dated as of December 12, 2006

Schedule A	-	Information Relating to Purchasers
Schedule B	-	Defined Terms
Schedule 5.2	-	List of Designated Subsidiaries
Schedule 5.4	-	Disclosure Documents
Exhibit A	-	Form of Indenture Certificate and Note
Exhibit 4.4(a)	-	Form of Opinion of General Counsel of the Company
Exhibit 4.4(b)		Form of Opinion of Covington & Burling, Counsel for the Company
Exhibit 4.4(c)		Form of Opinion of Special Counsel for the Purchasers
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Pepco Holdings, Inc. 701 Ninth Street, N.W. Washington, DC 20068
Dated December 12, 2006
To Each of the Purchasers Listed in the Attached Schedule A:
Ladies and Gentlemen:

                       Pepco Holdings, Inc., a Delaware corporation (the "Company"), agrees with the institutional investors listed in the attached Schedule A (the "Purchasers") to this Note Purchase Agreement (this "Agreement") as follows:

Section 1. Authorization of Notes.

                       The Company will authorize the issue and sale of (i) $200,000,000 aggregate principal amount of its 5.90% Notes due December 12, 2016 (the "2016 Notes") and (ii) $200,000,000 aggregate principal amount of its 6.00% Notes due April 26, 2019 (the "2019 Notes"; the 2016 Notes and the 2019 Notes are collectively referred to herein as the "Notes"). The Notes will be issued under and in accordance with the Indenture, dated as of September 6, 2002, between the Company and The Bank of New York, trustee (the "Indenture Trustee"), as supplemented by an officer's certificate establishing the 2016 Notes, to be dated the date of the 2016 Notes Closing (the "2016 Indenture Certificate") and an officer's certificate establishing the 2019 Notes, to be dated the date of the 2019 Notes Closing (the "2019 Indenture Certificate"; the 2016 Indenture Certificate and the 2019 Indenture Certificate are collectively referred to herein as the "Indenture Certificates"), establishing the terms of the Notes, such Indenture, as so supplemented from time to time, being herein called the "Indenture". The Indenture Certificates and the Notes shall be substantially in the form set out in Exhibit A hereto, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used herein shall have the meaning ascribed to such terms in the 2016 Indenture Certificate unless otherwise defined in Schedule B to this Agreement or the context hereof shall otherwise require.

Section 2. Sale and Purchase of Notes.

                       Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the 2016 Notes Closing provided for in Section 3, 2016 Notes in the principal amount, if any, specified opposite such Purchaser's name in Schedule A to this Agreement at the purchase price of 100% of the principal amount thereof.

                       Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the 2019 Notes Closing provided for in Section 3, 2019 Notes in the principal amount, if any, specified opposite such Purchaser's name in Schedule A to this Agreement at the purchase price of 100% of the principal amount thereof.

                       The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

Section 3. Closing.

                       The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019. The closing for the 2016 Notes (the "2016 Notes Closing") shall take place at 10:00 a.m., Eastern time, on December 12, 2006 or on such earlier Business Day thereafter as the Company may designate upon ten Business Days' notice to the related Purchasers. The closing for the 2019 Notes (the "2019 Notes Closing", and each of the 2016 Notes Closing and the 2019 Notes Closing, a "Closing") shall take place at 10:00 a.m., Eastern time, on April 26, 2007 or on such earlier Business Day as the Company may designate upon ten Business Days' notice to the related Purchasers. At each Closing, the Company shall cause to be duly executed, authenticated and delivered to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Company in accordance with Section 4.12. If at either Closing the Company shall fail to tender Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's reasonable satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement with respect to such Notes, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

Section 4. Conditions to Closing.

                       The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser at each Closing is subject to the fulfillment to such Purchaser's reasonable satisfaction, prior to or at such Closing, of the following conditions:

          Section 4.1.     Representations and Warranties. The representations and warranties of the Company in this Agreement and the other Note Documents to which the Company is party shall be correct when made and at the time of such Closing (as if made at such time).

          Section 4.2.     Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and each other Note Document to which it is party required to be performed or complied with by it prior to or at such

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Closing, and after giving effect to the issue and sale of the Notes to be issued and sold at such Closing (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Section 4.3. Compliance Certificates.

                       (a)     Officer's Certificate. The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.8 have been fulfilled.

                       (b)     Secretary's Certificate. The Company shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes to be issued and sold at such Closing, this Agreement and the other Note Documents to which it is party.

          Section 4.4.     Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of such Closing (a) from William T. Torgerson, Esq., General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), (b) from Covington & Burling LLP, counsel for the Company, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), and (c) from Dewey Ballantine LLP, special counsel for the Purchasers in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

          Section 4.5.     Purchase Permitted By Applicable Law, Etc. On the date of such Closing the purchase of Notes by each Purchaser shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof (excluding any of the foregoing which are of general application to the business of a Purchaser). If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

          Section 4.6.     Related Transactions. The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the date of such Closing to the Purchasers pursuant to this Agreement; provided that if the condition set forth in this Section 4.6 is not satisfied as a result of the failure of any Purchaser to purchase any Notes that it is obligated to purchase under this Agreement, then another Institutional Investor approved by the Company

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may purchase the Notes scheduled to be purchased by the defaulting Purchaser on the date of such Closing and any such purchase shall be deemed to satisfy the requirement of this Section 4.6.

          Section 4.7.     Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the related Notes.

          Section 4.8.     Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 5.5.

          Section 4.9.     Indenture Certificates. Prior to the 2016 Notes Closing, the 2016 Indenture Certificate shall have been duly authorized and executed by the Company and delivered to the Indenture Trustee. Prior to the 2019 Notes Closing, the 2019 Indenture Certificate shall have been duly authorized and executed by the Company and delivered to the Indenture Trustee.

          Section 4.10.   Execution, Authentication and Delivery of Notes. The Note or Notes to be purchased by each Purchaser at such Closing shall have been duly authorized and executed by the Company, duly authenticated and delivered by the Indenture Trustee and duly delivered by the Company to each such Purchaser.

          Section 4.11.   Approvals. The Company shall have furnished to such Purchaser and such Purchaser's special counsel true and correct copies of all certificates, approvals, authorization and consents necessary for the execution, delivery or performance by the Company of this Agreement and the other Note Documents and for the issuance and sale of the Notes including, without limitation, the consents and approvals referred to in Section 5.7 of this Agreement and in the Indenture, if any.

          Section 4.12.   Funding Instructions. At least three Business Days prior to the date of such Closing, the Purchasers shall have received written instructions executed by a Responsible Officer of the Company directing the manner of the payment of the purchase price of the Notes to be issued and sold at such Closing and setting forth (a) the name and address of the transferee bank, (ii) such transferee bank's ABA number, (iii) the account name and number into which the purchase price for the Notes is to be deposited, and (iv) the name and telephone number of the account representative responsible for verifying receipt of such funds.

          Section 4.13.   Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents, and any such certificate of a Responsible Officer of the Company as to the matters contemplated herein, as such Purchaser or such Purchaser's special counsel reasonably may request.

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Section 5. Representations and Warranties of the Company.
The Company represents and warrants to you as of the date hereof that:

          Section 5.1.     Organization; Power and Authority. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Notes and any other Note Document and to perform the provisions hereof and thereof.

          Section 5.2.    Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) each of which is listed on Schedule 5.2 hereto, and each additional Subsidiary listed on Schedule 5.2 hereto (together with the significant subsidiaries, each a "Designated Subsidiary" and, collectively, the "Designated Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Documents (as hereinafter defined) and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each Designated Subsidiary has been duly authorized and validly issued, is fully paid and non assessable and, except for preferred stock, is owned by the Company, directly or through Subsidiaries. All capital stock of each Designated Subsidiary owned by the Company, directly or through Subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Designated Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Designated Subsidiary.

          Section 5.3.     Authorization, Etc. (a) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (the "Enforceability Exceptions").

                       (b)     The Indenture has been duly authorized by the Company; the Indenture (excluding the Indenture Certificates) has been, and, at each Closing, the Indenture will have been, duly authorized, executed and delivered by the Company; and the Indenture (excluding the Indenture Certificates) constitutes, and, at each Closing, the Indenture will constitute, the valid and legally binding obligation of the Company, enforceable, subject to the Enforceability Exceptions, in accordance with its terms.

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                       (c)     The Notes have been duly authorized by the Company and, at each Closing, the Notes to be issued and sold at such Closing will have been duly executed by the Company; and, when such Notes have been (i) authenticated and delivered by the Indenture Trustee and (ii) issued and delivered by the Company against payment of the purchase price therefor as provided in this Agreement, such Notes will constitute valid and legally binding obligations of the Company, enforceable, subject to the Enforceability Exceptions, in accordance with their terms and will be entitled to the benefits of the Indenture.

          Section 5.4.     Disclosure. (a) The Exchange Act Documents filed by the Company with the SEC as of the date of this Agreement (including the financial statements included therein) and the other documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.4 (collectively, the "Disclosure Documents"), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Other than as set forth in the Disclosure Documents, since December 31, 2005, there has been no change in the financial condition, results of operations, or business of the Company and its subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

                       (b)     The Disclosure Documents, together with (i) all Exchange Act Documents filed subsequent to the date of this Agreement and (ii) all other documents, certificates or other writings delivered to you subsequent to the date of this Agreement and identified in a supplement to Schedule 5.4, taken as a whole, will not, as of the date of either Closing, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

          Section 5.5.     Financial Statements; Independent Auditors. (a) All of the financial statements (including in each case the related schedules and notes) contained in the Disclosure Documents, or in the Exchange Act Documents filed subsequent to the date of this Agreement, fairly present, or will fairly present, in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates of such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been, or will be, prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

                       (b)     The accountants who audited, and will audit, certain of the financial statements and supporting schedules included in the Exchange Act Documents were, at the time of such audit, a registered public accounting firm and are, and will be, independent with respect to the Company and its consolidated Subsidiaries, each within the meaning of the Exchange Act.

          Section 5.6.     Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement, the Notes and any other Note Document to which the Company is party will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or

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its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or its Subsidiaries is bound or by which the Company's or any of its Subsidiaries' properties may be bound or affected, except for such contraventions, breaches, defaults or Liens as would not result in a Material Adverse Effect, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or its Subsidiaries or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or its Subsidiaries.

          Section 5.7.     Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or any other Note Document to which the Company is party, or for the issuance and sale of the Notes, other than (i) the order of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, dated June 30, 2005, Release No. 35-27991, 70-10286, which order is in full force and effect under the Public Utility Holding Company Act of 2005 and the rules promulgated by the Federal Energy Regulatory Commission thereunder and (ii) as may be required under state securities laws.

          Section 5.8.     Litigation; Observance of Agreements, Statutes and Orders. (a) except as disclosed in the Disclosure Documents, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or its Subsidiaries or any property of the Company or its Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                       (b)      Except as disclosed in the Disclosure Documents, neither the Company nor any of its Subsidiaries is in default under any term of any agreement or instrument to which they are a party or by which they are bound, is in default under any term of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          Section 5.9.     Taxes. The Company and its Designated Subsidiaries have filed all state and federal tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon the properties, assets, income or franchises of the Company or its Designated Subsidiaries, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or any of its Designated Subsidiaries, as the case may be, has established reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. All necessary charges, accruals and reserves have been established in accordance with GAAP on the books of the Company and

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its consolidated Subsidiaries in respect of federal and state taxes. The federal income tax liability of the Company and its consolidated Subsidiaries has been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1997 subject to adjustment to the extent of any net operating or other loss or credit carrybacks from subsequent years.

          Section 5.10.   Title to Property; Leases. (a) The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other property owned by them, in each case, subject only to such exceptions, defects and qualifications as do not (i) affect the value of any such properties that are Material in any Material respect or (ii) affect the use made or proposed to be made of such properties by the Company or its Subsidiaries in any Material respect.

(b) All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.
Section 5.11. Licenses, Permits, Etc.

                       (a)      The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known Material conflict with the rights of others.

                       (b)      To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person.

                       (c)      To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

          Section 5.12.   Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under the PHI Plan, determined as of the end of the PHI Plan's most recently ended plan year on the basis of the
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actuarial assumptions specified for funding purposes in the PHI Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of the PHI Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in Section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not contributed to or had any obligation to contribute to or had any liability with respect to any Multiemployer Plan.

                       (d)      The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(e) The PHI Plan is the only Defined Benefit Plan of the Company or its ERISA Affiliates.

          Section 5.13.  Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes (or any other debt securities the offering of which would be integrated pursuant to the integration principles under Section 4(2) of the Securities Act) for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the offer or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

          Section 5.14.  Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes to repay existing Indebtedness and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 2% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 2% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

          Section 5.15.  Existing Indebtedness; Future Liens. (a) The Company's Form 10-K for the fiscal year ended December 31, 2005 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its consolidated Subsidiaries as of December 31, 2005

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prepared in accordance with GAAP, since which date there has been no Material increase in the amount of such Indebtedness (excluding for purposes of the 2016 Closing, any of the 2016 Notes issued for the purpose of refunding obligations of the issuer thereof outstanding on December 31, 2005 and for purposes of the 2019 Closing, any of the 2019 Notes issued for the purpose of refunding obligations of the issuer thereof outstanding on December 31, 2005). Neither the Company nor any of its Designated Subsidiaries is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness and no event or condition exists with respect to any such Indebtedness that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                       (b)      The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by the Indenture.

                       (c)      Except for (i) that certain Credit Agreement, dated as of May 5, 2005 and amended on April 11, 2006, among the Company, Potomac Electric Power Company, Atlantic City Electric Company, Delmarva Power & Light Company, the financial institutions named therein, Citicorp USA, Inc., as syndication agent, and Wachovia Bank, National Association as the administrative agent, (ii) Short Term Loan Agreement, dated as of August 10, 2006, between the Company and The Bank of Nova Scotia, and (iii) the Notes, the Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company.

          Section 5.16.  Foreign Assets Control Regulations, Etc. The use of the proceeds from the sale of the Notes will not violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any Subsidiary (a) is or will become a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) (66 Fed. Reg. 49079 (2001)) or (b) knowingly engages or will engage in any dealings or transactions, or be otherwise associated, with any such person. The Company and its Subsidiaries are in compliance, in all material respects, with Title III of Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payment to any governmental official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

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Section 5.17. Status under Certain Statutes. The Company is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

          Section 5.18.  Environmental Matters. Except as described in the Disclosure Documents and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there are no pending, or to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that could reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or Environmental Laws.

Section 5.19. Internal Controls. (a) The Company has established and maintains the following, among other, internal controls (without duplication),
(i) a system of "internal accounting controls" as contemplated in Section 13(b)(2)(B) of the Exchange Act (the "Accounting Controls");
(ii) "disclosure controls and procedures" as such term is defined in Rule 13a-15(e) under the Exchange Act (the "Disclosure Controls"); and

                       (iii)    "internal control over financial reporting" as such term is defined in Rule 13a-15(f) under the Exchange Act (the "Reporting Controls" and, together with the Accounting Controls and the Disclosure Controls, the "Internal Controls");

(b) The Internal Controls are evaluated by the Company periodically as appropriate and, in any event, as required by law;
(c) Based on the most recent evaluations of the Accounting Controls, the Accounting Controls perform the functions for which they were established in all material respects;
(d) As of September 30, 2006 (the most recent date as of which the effectiveness of the design and operation of the Disclosure Controls were evaluated by the
11

Company), the Disclosure Controls were effective to provide reasonable assurance that material information relating to the Company and its Subsidiaries that is required to be disclosed in reports filed with, or submitted to, the SEC under the Exchange Act (A) is recorded, processed, summarized and reported within the time periods specified by the SEC rules and forms and (B) is accumulated and communicated to management, including its chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure;

                       (e)      As of December 31, 2005 (the most recent date as of which the Reporting Controls were evaluated by the Company), the Reporting Controls were effective based on criteria established in Internal Control -- Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission; and

                       (f)      Since the respective dates as of which the Internal Controls were last evaluated, nothing has come to the attention of the Company that has caused the Company to conclude that (i) the Accounting Controls do not perform the functions for which they were established in all material respects or (ii) the Disclosure Controls or the Reporting Controls are not effective (within the meaning of the evaluation standards identified above).

          Section 5.20.  Compliance with Sarbanes-Oxley. The Company is in compliance in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC and the New York Stock Exchange that have been adopted thereunder, all to the extent that such Act and such rules and regulations are in effect and applicable to the Company.

Section 6. Representations of the Purchaser.

          Section 6.1.     Purchase for Investment. You represent that you are (i) a "qualified institutional buyer" as defined by Rule 144A under the Securities Act and (ii) purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or such pension or trust fund's property shall at all times be within your or such pension and trust fund's control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

          Section 6.2.     Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

                       (a)     the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general

12

account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the eneral account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

                       (b)     the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

                       (c)     the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund, and the other conditions of PTE 90-1 or PTE 91-38, as applicable, are satisfied; or

                       (d)     (i) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), (ii) no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, (iii) the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, (iv) as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or greater interest in the Company, (v) as of the last day of its most recent calendar quarter, no person controlling or controlled by the QPAM owns a 20% or greater interest in the Company or owns a 10% or greater interest in the Company and exercises control over the management or policies of the Company by reason of its ownership interest, and (vi) the identity of such QPAM and, except where the Source satisfies the exception set forth in the last paragraph of Part I(a) of the QPAM Exemption, the names of all employee benefit plans whose assets are included in such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

                       (e)     the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

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(f) the Source is a governmental plan; or

                       (g)     the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and from Section 4975 of the Code.

                       As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7. Information as to Company.

                       If the Company shall no longer file annual or quarterly reports with the SEC, the Company shall file with the Indenture Trustee and transmit to the Holders of the Notes, (i) within ninety (90) days after the end of each fiscal year the annual audited financial statements that would be required to be included in an annual report filed with the SEC pursuant to the Exchange Act for such fiscal year, and (ii) within forty-five (45) days after the end of each fiscal quarter the quarterly unaudited financial statements that would be required to be included in a quarterly report filed with the SEC pursuant to the Exchange Act for such fiscal quarter.

Section 8. Payment and Prepayment of the Notes.
Reference is made to the Form of Note attached to the Form of Indenture Certificate included in Exhibit A, hereto, for provisions relating to the payment and prepayment of the Notes.
Section 9. Affirmative Covenants.
Reference is made to Article Six of the Indenture for covenants of the Company.
Section 10. Negative Covenants.
Reference is made to Article Six of the Indenture and the Indenture Certificate for covenants of the Company.
Section 11. Events of Default.
Reference is made to Section 801 of the Indenture and the Indenture Certificate for Events of Default.
Section 12. Remedies on Default, Etc.
Reference is made to Sections 802 through 815 of the Indenture for remedies upon Events of Default and other related provisions.
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Section 13. Registration; Exchange; Substitution of Notes.
Reference is made to Sections 305 and 306 of the Indenture for provisions relating to the registration, exchange and substitution of Notes.
Section 14. Payments on Notes.

          Section 14.1   Place of Payment. Subject to Section 14.2, payments of principal, premium, if any, and interest becoming due and payable on the Notes shall be made in accordance with the terms and provisions of the Indenture Certificate and the Indenture.

          Section 14.2   Home Office Payment. So long as you or your nominee shall be the Holder of any Note and you or your nominee shall have given written notice to the Paying Agent requesting that the provisions of this Section 14.2 apply (such notice hereby given in Schedule A to this Agreement), and notwithstanding anything contained in Section 14.1 or such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, premium, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method (reasonably acceptable to the Paying Agent) or at such other address as you shall have from time to time specified to the Paying Agent in writing for such purpose, without the presentation or surrender of such Note. You hereby agree that (i) before any sale or other transfer by you or your nominee of any Note in respect of which any principal payments or prepayments have been made in the manner provided in this Section 14.2, you or your nominee, respectively, will present such Note to the Indenture Trustee in exchange for a new Note or Notes and in a principal amount equal to the unpaid principal amount of such Note and (ii) promptly following payment in full of any Note thereby, you, your nominee or subsequent Institutional Investor will promptly surrender such Note to the Indenture Trustee for cancellation. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2. Upon receiving payment as specified above without the presentation or surrender of any Note, you, your nominee or subsequent Institutional Investor shall be deemed to have agreed to indemnify the Company and the Indenture Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on either of their parts, arising out of or in connection with your, your nominee's or such subsequent Institutional Investor's failure to comply with the provisions of this Section 14.2, including the costs of defending itself in connection therewith, such indemnity to survive the payment of such Note and any resignation or removal of the Indenture Trustee. Each Holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 14.2 as though it were a party to this Agreement.

Section 15. Expenses, Etc.

          Section 15.1   Transaction Expenses. (a) Whether or not the transactions contemplated hereby are consummated, the Company will pay (and indemnify the Purchasers for) all reasonable costs and expenses (including reasonable attorneys' fees of a single special counsel hired by the Purchasers) incurred by the Purchasers, in connection with such transactions (including in connection with the filing or recordation of all financing statements and

15

instruments as may be required by the Purchasers or the Indenture Trustee in connection with this Agreement or any Note Document, or any amendment thereto, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith). The Company will pay, and will hold each Purchaser harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by the Purchasers). The Company agrees to hold harmless and indemnify each Purchaser from and against any liability resulting from the failure to reimburse such Purchaser for any required documentary stamps, recordation and transfer taxes, recording costs, or any other expenses incurred by such Purchaser in connection with this Agreement which are required by the terms of this Agreement to be paid or reimbursed by the Company.

          Section 15.2   Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or any other Note Document, and the termination of this Agreement.

Section 16. Survival of Representations and Warranties; Entire Agreement.

                       All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes and the other Note Documents, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent Holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other Holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or the other Note Documents shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the other Note Documents embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17. Amendment and Waiver.

          Section 17.1   Requirements. In addition to and not in limitation of any rights of a Holder of Notes to amend or waive any provision of the Indenture, or consent to an amendment or waiver thereof, this Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5 or 6 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the Holder of each Note at the time outstanding affected thereby amend any of Sections 17 or 20.

Section 17.2 Solicitation of Holders of Notes.
(a) Solicitation. The Company will provide each Holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently
16

far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Note Documents. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each Holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders of Notes.

                       (b)     Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Holder of Notes as consideration for or as an inducement to the entering into by any Holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder of Notes then outstanding even if such Holder did not consent to such waiver or amendment.

           Section 17.3   Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all Holders of Notes and is binding upon them and upon each future Holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the Holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

           Section 17.4   Governing Documents. Anything in this Agreement to the contrary notwithstanding, any amendment, supplement or other modification of or to the Notes, the Indenture Certificate and/or the Indenture, or any waiver of any covenant or other obligation thereunder or of any Default or Event of Default, and the effect of any thereof, shall be governed solely by the provisions of the Indenture.

Section 18. Notices.

                       All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges paid by the sender). Any such notice must be sent:

          (i)          if to you or your nominee, to you or it at the address specified for such communications in Schedule A to this Agreement, or at such other address as you or it shall have specified to the Company in a notice that satisfies the requirements of this Section 18,

17
(ii) if to any other Holder of any Note, to such Holder at such address as such other Holder shall have specified to the Company in a notice that satisfies the requirements of this Section 18, or

          (iii)        if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Anthony J. Kamerick (Fax No. (202) 872-3015), or at such other address as the Company shall have specified to the Holder of each Note in a notice that satisfies the requirements of this Section 18.

Notices under this Section 18 will be deemed given only when actually received.
Section 19. Reproduction of Documents.

                       This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other Holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20. Confidential Information.

                       For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement or the Note Documents that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any

18

other Holder of any Note or the Indenture Trustee, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any federal or state regulatory authority having jurisdiction over you, (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement or the other Note Documents. Each Holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any Holder of a Note of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder will enter into an agreement with the Company embodying the provisions of this Section 20.

Section 21. Miscellaneous.

           Section 21.1   Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent Holder of a Note) whether so expressed or not.

           Section 21.2   Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

           Section 21.3   Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

           Section 21.4   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 21.5 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New
19
York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

           Section 21.6   Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the Company and each Holder of a Note irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Notes or the other Note Documents. To the fullest extent permitted by applicable law, each of the Company and each Holder of a Note irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                       (b)     The Company consents to process being served by or on behalf of any Holder of Notes, and each Holder of a Note consents to process being served by or on behalf of the Company, in any suit, action or proceeding of the nature referred to in Section 21.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such Person shall then have been notified pursuant to said Section. The Company and each Holder of a Note agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

                       (c)     Nothing in this Section 21.6 shall affect the right of the Company or any Holder of a Note to serve process in any manner permitted by law, or limit any right that the Company or the Holders of any of the Notes may have to bring proceedings against the other in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

                       (e)     Each Holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21.6 as though it were a party to this Agreement.

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                       The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,
PEPCO HOLDINGS, INC.
By:	/s/ ANTHONY J. KAMERICK Name: Anthony J. Kamerick Title: Vice President and Treasurer
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The foregoing is hereby agreed to as of the date hereof.
CINCINNATI INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
By:	/s/ STEVEN R. LANE Name: Steven R. Lane Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
GREAT WESTERN INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
By:	/s/ STEVEN R. LANE Name: Steven R. Lane Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
AMERICAN REPUBLIC INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
By:	/s/ R. W. THOMPSON Name: Robert W. Thompson Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
SECURITY NATIONAL LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
By:	/s/ R. W. THOMPSON Name: Robert W. Thompson Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
FORT DEARBORN LIFE INSURANCE COMPANY
By:	Advantus Capital Management, Inc.
By:	/s/ J. F. GEIGER Name: James F. Geiger Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
FIDELITY LIFE ASSOCIATION
By:	Advantus Capital Management, Inc.
By:	/s/ J. F. GEIGER Name: James F. Geiger Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
AIG ANNUITY INSURANCE COMPANY
AIG LIFE INSURANCE COMPANY
AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
FIRST SUNAMERICA LIFE INSURANCE COMPANY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
By:	AIG Global Investment Corp., investment adviser
By:	/s/ GERALD F. HERMAN Name: Gerald F. Herman Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
AXA EQUITABLE LIFE INSURANCE COMPANY
By:	/s/ A. JUDD Name: Amy Judd Title: Investment Officer
MONY LIFE INSURANCE COMPANY
By:	/s/ A. JUDD Name: Amy Judd Title: Investment Officer
MONY LIFE INSURANCE COMPANY OF AMERICA
By:	/s/ A. JUDD Name: Amy Judd Title: Investment Officer

The foregoing is hereby agreed to as of the date hereof.
HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
By:	AllianceBernstein LP, its investment adviser
By:	/s/ A. JUDD Name: Amy Judd Title: Senior Vice President

The foregoing is hereby agreed to as of the date hereof.
CIG & CO.
By:	CIGNA Investments, Inc.
By:	/s/ DAVID M. CASS Name: David M. Cass Title: Managing Director

The foregoing is hereby agreed to as of the date hereof.
COUNTRY LIFE INSURANCE COMPANY
By:	/s/ JOHN JACOBS Name: John Jacobs Title: Director -- Fixed Income

The foregoing is hereby agreed to as of the date hereof.
JEFFERSON-PILOT LIFE INSURANCE COMPANY
By:	Delaware Investment Advisers, a series of Delaware Management Business Trust
By:	/s/ CHARLES DEVEREUX Name: Charles M. Devereux Title: Senior Vice President

The foregoing is hereby agreed to as of the date hereof.
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Delaware Investment Advisers, a series of Delaware Management Business Trust
By:	/s/ CHARLES DEVEREUX Name: Charles M. Devereux Title: Senior Vice President

The foregoing is hereby agreed to as of the date hereof.
MIDLAND NATIONAL LIFE INSURANCE COMPANY
By:	Guggenheim Partners Advisory Company as its Agent
By:	/s/ STEPHEN D. SAUTEL Name: Stephen D. Sautel Title: Managing Director

The foregoing is hereby agreed to as of the date hereof.
NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE
By:	Guggenheim Partners Advisory Company as its Agent
By:	/s/ STEPHEN D. SAUTEL Name: Stephen D. Sautel Title: Managing Director

The foregoing is hereby agreed to as of the date hereof.
HARTFORD LIFE INSURANCE COMPANY
By:	/s/ R. MENDEL Name: Ronald A. Mendel Title: Managing Director

The foregoing is hereby agreed to as of the date hereof.
NEW YORK LIFE INSURANCE COMPANY
By:	/s/ STUART ASHTON Name: Stuart Ashton Title: Corporate Vice President

The foregoing is hereby agreed to as of the date hereof.
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management LLC, Its Investment Manager
By:	/s/ STUART ASHTON Name: Stuart Ashton Title: Director

The foregoing is hereby agreed to as of the date hereof.
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ H. STERN Name: Howard Stern Title: Its Authorized Representative

The foregoing is hereby agreed to as of the date hereof.
AMERICAN UNITED LIFE INSURANCE COMPANY
By:	/s/ KENT R. ADAMS Name: Kent R. Adams Title: V.P. Fixed Income Securities
THE STATE LIFE INSURANCE COMPANY, by American United Life, its agent
By:	/s/ KENT R. ADAMS Name: Kent R. Adams Title: V.P. Fixed Income Securities
PIONEER MUTUAL LIFE INSURANCE COMPANY, by American United Life, its agent
By:	/s/ KENT R. ADAMS Name: Kent R. Adams Title: V.P. Fixed Income Securities

The foregoing is hereby agreed to as of the date hereof.
PHOENIX LIFE INSURANCE COMPANY
By:	/s/ JOHN H. BEERS Name: John H. Beers Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
PHL VARIABLE INSURANCE COMPANY
By:	/s/ JOHN H. BEERS Name: John H. Beers Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
JACKSON NATIONAL LIFE INSURANCE COMPANY
By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company
By:	/s/ CRAIG RADIS Name: Craig Radis Title: Vice President

The foregoing is hereby agreed to as of the date hereof.
PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ LANCE P. BLACK Name: Lance P. Black Title: VP, Investments

The foregoing is hereby agreed to as of the date hereof.
THRIVENT FINANCIAL FOR LUTHERANS
By:	/s/ ALAN D. ONSTAD Name: Alan D. Onstad Title: Associate Portfolio Manager

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Cincinnati Insurance Company C/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	$1,600,000
(1)	All payments on or in respect of the Note No. R-1 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Fifth Third Bank, Cincinnati, OH
ABA #: 042 000 314
Account Number: 71575856
Account Name: Trust Operations
F/F/C: 010034362646 SK-AGT Cincinnati Insurance Company
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-1 shall be sent to:
Cincinnati Insurance Company C/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
Schedule A

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-1, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:
Fifth Third Bank 5050 Kingsley Dr. Md: 1MOB2J Cincinnati, OH 45263 Attn: Kim Turner (phone #: 513-358-8018)
(5)	Taxpayer Identification Number: 31-0542366
SA-2

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Great Western Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	$500,000
(1)	All payments on or in respect of the Note No. R-2 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase
ABA # 021 000 021
DDA: 930-4-019012
Sub Account: 035-00202
Attn: Richard D'Angelo
Phone: 904-218-1683
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-2 shall be sent to:
Great Western Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
SA-3

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-2, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:
New York Window / DTCC 55 Water Street New York, NY 10041 Acct #: 70G-13700, Great Western Ins. Co. Attn: Butch Puazo (212) 855-2465 Rosa Acebo (212) 855-2468
(5)	Taxpayer Identification Number: 87-0395954
SA-4

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
American Republic Insurance Company C/o Advantus Capital Management Inc. 400 Robert Street North St. Paul, MN 55101	$700,000
(1)	All payments on or in respect of the Note No. R-3 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Wells Fargo Bank, N.A.
ABA # 121000248
BNFA: 0000840245
BNF: Trust Wire Clearing
FFC Attn: Income Collections, a/c #20983400
For Further Credit to:  American Republic Insurance Co.
                                     Account Number: 20983400
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-3 shall be sent to:
American Republic Insurance Company C/o Advantus Capital Management Inc. 400 Robert Street North St. Paul, MN 55101 Attention: Client Administrator
SA-5

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-3, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:

Wells Fargo Bank Minnesota, N.A.
MAC N9306-059
Investors Building - 5th Floor
Security Control and Transfer
733 Marquette Ave.
Minneapolis, MN 55479
Account Name: American Republic Insurance Company
Account Number: 20983400
Contact Name: Duane Johnson (612) 667-6723

(5)	Taxpayer Identification Number: 42-0113630
SA-6

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Security National Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	$500,000
(1)	All payments on or in respect of the Note No. R-4 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

NORTHERN CHGO/TRUST
ABA # 071-000-152
Account Number: 17-74574
Account Name: Zions First National
For Further Credit to:
                                         Account Name: Security National Life
                                         Account Number: 7794900A
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-4 shall be sent to:
Security National Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
SA-7

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-4, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:

The Northern Trust Company of New York
40 Broad Street, 8th Floor
New York, NY 10004
Account #: 17-74574 Zions First National Bank, Trust Dept
For further credit to:
            Account Name: Security National Life Insurance Company
            Account Number: 7794900A

(5)	Taxpayer Identification Number: 36-2610791
SA-8

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101	$1,200,000
(1)	All payments on or in respect of the Note No. R-5 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JP Morgan Private Client Service
ABA # 044000037
For Further Credit to:
            Banc One Account #: 2600218706
            Account Name: Fort Dearborn Life Ins Co (Separate - MVA)
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-5 shall be sent to:
Fort Dearborn Life Insurance Company c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
SA-9

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-5, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:
Bank One Investment Management Group C/O Trade Settlement 340 South Cleveland Ave. Bldg. 350 Westerville, OH 43081 OH1-0393
(5)	Taxpayer Identification Number: 36-2598882
SA-10

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Fidelity Life Association c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	$500,000
(1)	All payments on or in respect of the Note No. R-6 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

The Northern Chgo/Trust
ABA # 071-000-152
Account Number: 5186041000
For Further Credit to:
                        Fidelity Life Association
                        Account Number: 26-31640
                        Attn: Income Collections
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-6 shall be sent to:
Fidelity Life Association c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator
SA-11

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-6, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:
Northern Trust Company of New York Harborside Financial Center 10, Suite 1401 3 Second Street Account #: 26-31640, Fidelity Life Association Jersey City, NJ 07311 Attn: Jose Mero
(5)	Taxpayer Identification Number: 36-1068685
SA-12

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
AIG Annuity Insurance Company c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.	$10,000,000
(1)	All payments on or in respect of the Note No. R-7 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

The Bank of New York
ABA # 021-000-018
Account Number: GL111566
For Further Credit to: AIG Annuity Insurance Company; Account No. 260638
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-7 shall be sent to:
AIG Annuity Insurance Company (260638) c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin. (713) 831-1072
SA-13

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-7, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
AIG Global Investment Corporation 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Compliance
(4)	Physical Delivery of Notes:

The Bank of New York
One Wall Street - 3rd Floor Window - A
New York, NY 10286
Attn: Arnold Musella or Ada Casiano, Phone: 212-635-1917
           Account Name: AIG Annuity Insurance Company
           Account Number: 260638

(5)	Taxpayer Identification Number: 75-0770838
SA-14

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
AIG Life Insurance Company c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.	$5,000,000
(1)	All payments on or in respect of the Note No. R-8 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Mellon Trust of New England
ABA # 011-001-234
Account Number:
DDA#: 169064
For Further Credit to: AIG Life Insurance Company PP; Account No. AGIFALI0392
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-8 shall be sent to:
AIG Life Insurance Company (AGIFALI0392) c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin. Fax: (713) 831-1072
SA-15

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-8, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
AIG Global Investment Corporation 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Compliance
(4)	Physical Delivery of Notes:

Mellon Securities Trust Company
120 Broadway - 13th Floor
New York, NY 10271
Attn: Mike Visone
Account Name: AIG Life Insurance Company
Account Number: AGIFALI0392
Contact: Sue Klein, Phone 412-236-0491

(5)	Taxpayer Identification Number: 51-0104167
SA-16

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
American International Life Assurance Company of New York c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.	$5,000,000
(1)	All payments on or in respect of the Note No. R-9 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Mellon Trust of New England
ABA # 011-001-234
Account Number:
DDA#: 169064
For Further Credit to:
                           AI Life Assurance Company PP; Account No. AGIFLNY0372
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-9 shall be sent to:
American International Life Assurance Company of New York (AGIFLNY0372) c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.
SA-17

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-9, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
AIG Global Investment Corporation 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Compliance
(4)	Physical Delivery of Notes:
Mellon Securities Trust Company 120 Broadway - 13th Floor New York, NY 10271 Attention: Miek Viscone Account Name: American International Life Assurance Company of New York Account Number: AGIFLNY0372
(5)	Taxpayer Identification Number: 51-0104167
SA-18

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
First SunAmerica Life Insurance Company c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.	$5,000,000
(1)	All payments on or in respect of the Note No. R-10 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

The Bank of New York
ABA # 021-000-018
Account Number: GL111566
For Further Credit to: First Sunameria Life Insurance Co.; Account No. 113617
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-10 shall be sent to:
First SunAmerica Life Insurance Company (113617) c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.
SA19

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-10, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
AIG Global Investment Corporation 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Compliance
(4)	Physical Delivery of Notes:

The Bank of New York
One Wall Street - 3rd Floor Window - A
New York, NY 10286
Attn: Arnold Musella or Ada Casiano, Phone: 212-635-1917
Account Name: First SunAmerica Life Insurance Company
Account Number: 113617

(5)	Taxpayer Identification Number: 06-0992729
SA-20

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
The United States Life Insurance Company in the City of New York c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.	$5,000,000
(1)	All payments on or in respect of the Note No. R-11 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

State Street Bank & Trust Company
ABA # 011-000-028
Account Number: 6956534-9
Account Name: The United States Life Insurance Co. in the City of NY
            Fund Number: PA 77
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-11 shall be sent to:

The United States Life Insurance Company in the City of New York (PA 77)
c/o AIG Global Investment Group
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements - Portfolio Admin.

SA-21

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-11, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
AIG Global Investment Corporation 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Compliance
(4)	Physical Delivery of Notes:

DTC / New York Window
55 Water Street
New York, NY 10041
Attention: Robert Mendez for the account of State Street
Account Name: The United States Life Insurance Company in the City of New York
Fund Number: PA 77
Contact: Brenda Sharp, Phone 816-871-9154

(5)	Taxpayer Identification Number: 13-5459480
SA-22

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
The Variable Annuity Life Insurance Company c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.	$20,000,000
(1)	All payments on or in respect of the Note No. R-12 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

The Bank of New York
ABA # 012-000-018
Account Number: GL111566
For Further Credit to: Variable Annuity Life Insurance Co.; Account No. 260735
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-12 shall be sent to:
The Variable Annuity Life Insurance Company (260735) c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Admin.
SA-23

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-12, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
AIG Global Investment Corporation 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Compliance
(4)	Physical Delivery of Notes:

The Bank of New York
One Wall Street - 3rd Floor Window - A
New York, NY 10286
Attn: Arnold Musella or Ada Casiano, Phone: 212-635-1917
Account Name: The Variable Annuity Life Insurance Company
Account Number: 260735

(5)	Taxpayer Identification Number: 74-1625348
SA-24

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
MONY Life Insurance Company of America c/o AXA/Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Lydia Pitts Law Department Phone: (212) 314-3902	$5,000,000
(1)	All payments on or in respect of the Note No. R-13 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase
ABA # 021-000-021
Account Number: 900-9000-200
For credit to MONY Life Insurance Company of America
A/C: MONY America-G 52964
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-13 shall be sent to:
JPMorgan Chase Manhattan Bank 14201 N. Dallas Parkway 13th Floor Dallas, Texas 75254-2917 Fax: 469-477-1904
With a copy to:
MONY Life Insurance Company of America C/O AllianceBernstein LP 1345 Avenue of the Americas 38th Floor New York, New York 10105 Attn: Mike Maher Phone: (212) 823-2873 Fax: (212) 9696298
SA-25

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-13, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
MONY Life Insurance Company of America C/O AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, NY 10105 Attn: Amy Judd
(4)	Physical Delivery of Notes:

MONY Life Insurance Company of America
c/o AXA/Equitable Life Insurance Company
1290 Avenue of the Americas, 12th Floor
New York, New York 10104
Attention:  Lydia Pitts
                  Law Department
                  Phone: (212) 314-3902

(5)	Taxpayer Identification Number: 86-0222062
SA-26

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
MONY Life Insurance Company c/o AXA/Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Lydia Pitts Law Department Phone: (212) 314-3902	$10,000,000
(1)	All payments on or in respect of the Note No. R-14 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase
ABA # 021-000-021
Account Number: 900-9000-200
For credit to MONY Life Insurance Company
A/C: MONY Close Block-G 52963
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-14 shall be sent to:
JPMorgan Chase Manhattan Bank 14201 N. Dallas Parkway 13th Floor Dallas, Texas 75254-2917 Fax: 469-477-1904
With a copy to:
MONY Life Insurance Company C/O AllianceBernstein LP 1345 Avenue of the Americas 38th Floor New York, New York 10105 Attn: Mike Maher Phone: (212) 823-2873 Fax: (212) 9696298
SA-27

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-14, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
MONY Life Insurance Company C/O AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, NY 10105\ Attn: Amy Judd
(4)	Physical Delivery of Notes:
MONY Life Insurance Company c/o AXA/Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Lydia Pitts Law Department Phone: (212) 314-3902
(5)	Taxpayer Identification Number: 13-1632487
SA-28

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
AXA/Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Phone: (212) 314-4103	$6,000,000
(1)	All payments on or in respect of the Note No. R-15 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

The Chase Manhattan Bank, N.A.
ABA # 021-000021
Account Number: 037-2-417394
Account Name: AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, NY 11245
Custody Account: G05476
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-15 shall be sent to:
AXA Equitable Life Insurance Company C/O AllianceBernstein LP 1345 Avenue of the Americas, 38th Floor New York, New York 10105 Attn: Cosmo Valente Phone: (212) 969-6384
SA-29

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-15, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
AXA Equitable Life Insurance Company C/O AllianceBernstein LP 1345 Avenue of the Americas, 37 Floor New York, New York 10105 Attn: Amy Judd AllianceBernstein LP Phone: (212) 969-1145
(4)	Physical Delivery of Notes:
AXA/Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Phone: (212) 314-4103
(5)	Taxpayer Identification Number: 13-557-0651
SA-30

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Horizon Blue Cross Blue Shield of New Jersey Alliance Bernstein LP 1345 Avenue of the Americas New York, New York 10105 Attention: Angel Salazar/Cosmo Valente Insurance Operations Phone: (212) 969-2491 or (212) 969-6384	$2,000,000
(1)	All payments on or in respect of the Note No. R-16 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase
ABA # 021-000021
Account Number: 900-9000-200
For credit to the Private Income Processing Group
Account: Horizon Blue Cross Blue Shield of New Jerey - P60748
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-16 shall be sent to:
JPMorgan Chase Manhattan Bank 14201 N. Dallas Parkway 13th Floor Dallas, Texas 75254-2917 Fax: 469-477-1904
With a copy to:
Horizon Blue Cross Blue Shield of New Jersey c/o AllianceBernstein 1345 Avenue of the Americas New York, NY 10105 Attn: Mei Wong/Mike Maher Phone: 212-969-2112 or 212-823-2873 Fax: 212-969-6298
SA-31
And to:
Horizon Blue Cross Blue Shield of New Jersey Three Penn Plaza PP-15K Newark, NJ 07105-2200 Attn: Susan McCarthy-Manager Cash & Investments Phone: 973-466-8568 or 973-466-4375 Fax: 973-466-8461

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-16, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
AllianceBernstein LP 1345 Avenue of the Americas, 38th Floor New York, NY 10105 Attn: Amy Judd Phone: 212-969-1145 Fax: 212-969-6089
(4)	Physical Delivery of Notes:
AllianceBernstein LP 1345 Avenue of the Americas New York, New York 10105 Attention: Angel Salazar/Cosmo Valente Insurance Operations Phone: (212) 969-2491 or (212) 969-6384
(5)	Taxpayer Identification Number: 22-0999690
SA-32

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
CIG & CO. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103	$8,000,000 (Denominations of $1,000,000, $1,900,000 and $5,100,000)
(1)	All payments on or in respect of the Note No. R-17 to R-19 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
JP Morgan Chase ABA # 021000021 BNF=CIGNA Private Placements/AC=9009001802 Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-17 to R-19 shall be sent to:
CIG & CO. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 469-477-1904
With a copy to:
JP Morgan Chase Bank 14201 Dallas Parkway, 13th Floor Dallas, TX 75254 Attn: Karen Mote, Mail Code 300-116 Fax: 469-477-1904
SA-33

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-17 to R-19 (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
CIG & CO. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024
(4)	Physical Delivery of Notes:
CIG & CO. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103
(5)	Taxpayer Identification Number: 13-3574027
SA-34

PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
$16,000,000 (Denominations of $1,000,000, $2,000,000, $8,000,000 and $5,000,000)
(1)	All payments on or in respect of the Note No. R-1 to R-4 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
JP Morgan Chase Bank ABA # 02000021 BNF=CIGNA Private Placements/AC=9009001802 Reference: Pepco Holdings, Inc., 6.00% PPN: 713291 A@ 1 Maturity Date: April 26, 2019
(2)	All notices with respect to payments and prepayments of Note No. R-1 to R-4 shall be sent to:
CIG & CO. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024
With a copy to:
JP Morgan Chase Bank 14201 Dallas Parkway, 13th Floor Dallas, TX 75254 Attn: Karen Mote, Mail Code 300-116 Fax: 469-477-1904
SA-35

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-1 to R-4, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
CIG & CO. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103 Fax: 860-727-8024
(4)	Physical Delivery of Notes:
CIG & CO. c/o CIGNA Investments, Inc. Attn: Fixed Income Securities, H16B 280 Trumbull Street Hartford, CT 06103
(5)	Taxpayer Identification Number: 13-3574027
SA-36

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Country Life Insurance Company 1705 N Towanda Avenue Bloomington, IL 61702	$3,000,000
(1)	All payments on or in respect of the Note No. R-20 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Northern Trust Chgo/Trust
ABA # 071000152
Account Number: 5186041000
Account Name: Country Life Insurance Company
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-20 shall be sent to:
Country Life Insurance Company Attention: Investment Accounting 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6348
SA-37

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-20, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Country Life Insurance Company Attention: Investments 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6260
(4)	Physical Delivery of Notes:

The Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Attn: 26-02712/Country Life Insurance Company
Jersey City, NJ 07311
Include Acc't # and Name in cover letter as well

(5)	Taxpayer Identification Number: 37-0808781
SA-38

PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
$2,000,000
(1)	All payments on or in respect of the Note No. R-5 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
Northern Trust Chgo/Trust ABA # 071000152 Account Number: 5186041000 Account Name: Country Life Insurance Company Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1 Maturity Date: April 26, 2019
(2)	All notices with respect to payments and prepayments of Note No. R-5 shall be sent to:
Country Life Insurance Company Attention: Investment Accounting 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6348
SA-39

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-5, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Country Life Insurance Company Attention: Investments 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6260
(4)	Physical Delivery of Notes:

Physical Delivery of Notes:

The Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Attn: 26-02712/Country Life Insurance Company
Jersey City, NJ 07311
Include Acc't # and Name in cover letter as well

(5)	Taxpayer Identification Number: 37-0808781
SA-40

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Jefferson-Pilot Life Insurance Company Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19013 Attn: Fixed Income Private Placements	$15,000,000
(1)	All payments on or in respect of the Note No. R-6 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

The Bank of New York
ABA # 021000018
Account Number: IOC566
Attn: Private Placement P&I Dept.
For Further Credit to: Jefferson-Pilot Life Insurance Company
            FFC Custody Account: 186100
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-6 shall be sent to:
Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19013 Attn: Fixed Income Private Placements Fax: 260-455-1654 (Private Placements)
With a copy to:
Lincoln Financial Group 1300 South Clinton Street, Mail Stop 2H-17 Fort Wayne, IN 46802 Attn: K. Estep - Investment Accounting Fax: 260-455-2622 (Investment Accounting)
SA-41

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-6, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:
The Bank of New York Attn: Free Receive Department Contact Person: Arnold Musella (Tel: 212-635-1917) One Wall Street, 3rd Floor New York, NY 10286
(5)	Taxpayer Identification Number: 56-0359860
SA-42

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:

Lincoln National Life Insurance Company - Segment 11
Lincoln National Life Insurance Company - Segment 46
Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103
Attn: Fixed Income Private Placements

$5,000,000 $5,000,000
(1)	All payments on or in respect of the Note No. R-7 and R-8 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

The Bank of New York
ABA # 021000018
Account Number: IOC566
            Segment 11 Customer Account #: 215715
            Segment 46 Customer Account #: 215726
Attn: Private Placement P&I Dept.
For Further Credit to: The Lincoln National Life Ins. Co.
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-7 and R-8 shall be sent to:
Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103 Attn: Fixed Income Private Placements Fax: 215-255-1654 (Private Placements)
With a copy to:
Lincoln Financial Group 1300 South Clinton Street, Mail Stop 2H-17 Fort Wayne, IN 46802 Attn: K. Estep - Investment Accounting Fax: 215-255-2622 (Inv. Accounting)
SA-43

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-7 and R-8, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:
The Bank of New York Attn: Free Receive Department Contact Person: Arnold Musella (Tel 212-635-1917) One Wall Street, 3rd Floor New York, NY 10286
(5)	Taxpayer Identification Number: 35-0472300
SA-44

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Midland National Life Insurance Company Subaccount: BOLI General Account Guggenheim Partners 227 W. Monroe St. 48th Floor Chicago, IL 60606 Attn: Melissa Carlson Phone: 312-827-0192	$5,000,000
(1)	All payments on or in respect of the Note No. R-9 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
Bank of New York ABA # 021000018 MNL-BOLI General Account Account Number: 0000-246378 Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1 Maturity Date: April 26, 2019
(2)	All notices with respect to payments and prepayments of Note No. R-9 shall be sent to:
C/O The Bank of New York F/A/O: Midland National Life Insurance Company, MNL-BOLI General Account P.O. Box 19266 Newark, NJ 07195 Attn: Principal and Interest Dept.
With a copy to:
Midland Advisors Company Address: 227 W. Monroe Street - 48th Floor Chicago, IL 60606 Attn: Melissa Carlson 312-827-0192 Fax: 312-827-0157
SA-45

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-9, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Guggenheim Partners Attn: Kaitlin Trinh / John Nelson 135 East 57th, 19th Floor New York, NY 10022 212-651-0840 / 212-381-7559
(4)	Physical Delivery of Notes:
The Bank of New York One Wall Street - 3rd Floor Window A New York, NY 10286 Attn: Alisha Feliz (315) 414-4204 Account Number 246378 Account Name: MNL-BOLI General Account
(5)	Taxpayer Identification Number: 46-0164570
SA-46

NAME A ND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Midland National Life Insurance Company Subaccount: Annuity Guggenheim Partners 227 W. Monroe St. 48th Floor Chicago, IL 60606 Attn: Melissa Carlson	$10,000,000
(1)	All payments on or in respect of the Note No. R-10 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

C/O The Bank of New York
ABA # 021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, NY 10286
Attn: Principal & Interest
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-10 shall be sent to:
C/O The Bank of New York F/A/O: Midland National Life Insurance Company, Subaccount: Annuity P.O. Box 19266 Newark, NJ 07195 Attn: Principal & Interest
With a copy to:
Midland Advisors Company 227 W. Monroe Street - 48th Floor Chicago, IL 60606 Attn: Melissa Carlson 312-827-0192 Fax: 312-827-0157
SA-47

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-10, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Guggenheim Partners Attn: Kaitlin Trinh / John Nelson 135 East 57th, 19th Floor New York, NY 10022 212-651-0840 / 212-381-7559
(4)	Physical Delivery of Notes:
The Bank of New York One Wall Street - 3rd Floor Window A New York, New York 10286 Attn: Alisha Feliz (315) 414-4204 Account Number: 246670 Account Name: Midland Annuity
(5)	Taxpayer Identification Number: 46-0164570
SA-48

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Midland National Life Insurance Company Subaccount: RGA2 Guggenheim Partners 227 W. Monroe St. 48th Floor Chicago, IL 60606 Attn: Melissa Carlson	$10,000,000
(1)	All payments on or in respect of the Note No. R-11 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

C/O The Bank of New York
ABA # 021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, NY 10286
Attn: Principal & Interest
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-11 shall be sent to:
C/O The Bank of New York F/A/O: Midland National Life Insurance Company, Subaccount: RGA2 P.O. Box 19266 Newark, NJ 07195 Attn: Principal & Interest
With a copy to:
Midland Advisors Company 227 W. Monroe Street - 48th Floor Chicago, IL 60606 Attn: Melissa Carlson 312-827-0192 Fax: 312-827-0157
SA-49

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-11, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Guggenheim Partners Attn: Kaitlin Trinh / John Nelson 135 East 57th, 19th Floor New York, NY 10022 212-651-0840 / 212-381-7559
(4)	Physical Delivery of Notes:
The Bank of New York One Wall Street - 3rd Floor Window A New York, New York 10286 Attn: Alisha Feliz (315) 414-4204 Account Number: 246670 Account Name: Midland Annuity
(5)	Taxpayer Identification Number: 46-0164570
SA-50

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Midland National Life Insurance Company Subaccount: Main Guggenheim Partners 227 W. Monroe St. 48th Floor Chicago, IL 60606	$10,000,000
(1)	All payments on or in respect of the Note No. R-12 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

C/O The Bank of New York
ABA # 021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, NY 10286
Attn: Principal & Interest
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2006

(2)	All notices with respect to payments and prepayments of Note No. R-12 shall be sent to:
C/O The Bank of New York F/A/O: Midland National Life Insurance Company, Subaccount: Main P.O. Box 19266 Newark, NJ 07195
With a copy to:
Midland Advisors Company 227 W. Monroe Street - 48th Floor Chicago, IL 60606 Attn: Melissa Carlson 312-827-0192 Fax: 312-827-0157
SA-51

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-12, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Guggenheim Partners Attn: Kaitlin Trinh / John Nelson 135 East 57th, 19th Floor New York, NY 10022 212-651-0840 / 212-381-7559
(4)	Physical Delivery of Notes:
The Bank of New York One Wall Street - 3rd Floor Window A New York, NY 102868 Attn: Alisha Feliz (315) 414-4204 Account Number: 246376 Account Name: Midland Main
(5)	Taxpayer Identification Number: 46-0164570
SA-52

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
North American Company for Life and Health Insurance Subaccount: Annuity Guggenheim Partners 227 W. Monroe St., 48th Floor Chicago, IL 60606	$15,000,000
(1)	All payments on or in respect of the Note No. R-13 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

C/O The Bank of New York
ABA # 021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, NY 10286
Attn: Principal & Interest Dept.
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-13 shall be sent to:
C/O The Bank of New York F/A/O: National American Company for Life and Health Insurance, Subaccount: Annuity P.O. Box 19266 Newark, NJ 07195 Attn: Principal & Interest
With a copy to:
Midland Advisors Company 227 W. Monroe St., 48th Floor Chicago, IL 60606 Attn: Melissa Carlson: 312-827-0192 Fax: 312-827-0157
SA-53

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-13, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Guggenheim Partners Attn: Kaitlin Trinh / John Nelson 135 East 57th, 19th Floor New York, NY 10022 212-651-0840 / 212-381-7559
(4)	Physical Delivery of Notes:
The Bank of New York One Wall Street - 3rd Floor Window A New York, NY 10286 Attn: Alisha Feliz (315) 414-4204 Account Number: 269997 Account Name: NACOLAH ANNUITY
(5)	Taxpayer Identification Number: 36-2428931
SA-54

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
North American Company for Life and Health Insurance Subaccount: Main Guggenheim Partners 227 W. Monroe St., 48th Floor Chicago, IL 60606	$5,000,000
(1)	All payments on or in respect of the Note No. R-14 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

C/O The Bank of New York
ABA # 021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, NY 10286
Attn: Principal & Interest
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-14 shall be sent to:
C/O The Bank of New York F/A/O: North American Company for life and Health Insurance Subaccount: Main P.O. Box 19266 Newark, NJ 07195 Attn: Principal & Interest
With a copy to:
Midland Advisors Company 227 W. Monroe St., 48th Floor Chicago, IL 60606 Attn: Melissa Carlson (312) 827-0192 Fax: 312-827-0157
SA-55

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-14, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Guggenheim Partners Attn: Kaitlin Trinh / John Nelson 135 East 57th, 19th Floor New York, NY 10022 212-651-0840 / 212-381-7559
(4)	Physical Delivery of Notes:
The Bank of New York One Wall Street - 3rd Floor Window A New York, NY 10286 Attn: Alisha Feliz (315) 414-4204 Account Number: 269961 Account Name: NACOLAH MAIN
(5)	Taxpayer Identification Number: 36-2428931
SA-56
NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Hartford Life Insurance Company P.O. Box 1744 Hartford, CT 06144-1744	$23,000,000 (Four notes of $5,000,000 denominations and one note of $3,000,000)
(1)	All payments on or in respect of the Note Nos. R-21 to R-25 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JP Morgan Chase
4 New York Plaza
New York, New York 10004
ABA # 021000021
Chase NYC/Cust
Account Number: 900-9-000200 for F/C/T G06612-HVA
Attn: - Pepco Holdings, Inc.
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-21 to R-25 shall be sent to:
Hartford Investment Management Company c/o Portfolio Support Regular Mailing Address: P.O. Box 1744 Hartford, CT 06144-1744
Overnight Mailing Address: 55 Farmington Avenue Hartford, Connecticut 06105 Fax: (860) 297-8875/8876
SA-57

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-21 to R-25, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Hartford Investment Management Company c/o Investment Department-Private Placements Regular Mailing Address: P.O. Box 1744 Hartford, CT 06144-1744
Overnight Mailing Address: 55 Farmington Avenue Hartford, Connecticut 06105 Fax: (860) 297-8875/8876
(4)	Physical Delivery of Notes:
JPMorgan Chase 4 New York Plaza New York, New York 10004 Attn: John Bouquet Phy/Rec - 11th Floor Phone: (212) 623-2340 Custody Account Number: G06612-HIVA must appear on the outside of the envelope
(5)	Taxpayer Identification Number: 06-0974148
SA-58

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010-1603	$5,000,000
(1)	All payments on or in respect of the Note No. R-26 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
JPMorgan Chase Bank ABA # 021-000-021 Account Number: 008-8-00687 Credit: New York Life Insurance Company Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-26 shall be sent to:
New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010-1603
Attn: Financial Management Securities Operations 2nd Floor Fax: 212-447-4160
With a copy to:
FIIGLibrary@nylim.com
SA-59

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-26, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010-1603
Attn: Fixed Income Investors Group Private Finance 2nd Floor Fax: 212-447-4122
(4)	Physical Delivery of Notes:
New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010
(5)	Taxpayer Identification Number: 13-5582869
SA-60

PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
$5,000,000
(1)	All payments on or in respect of the Note No. R-15 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
JPMorgan Chase Bank ABA # 021-000-021 Account Number: 008-9-00687 Credit: New York Life Insurance Company Reference: Pepco, Holdings, Inc., 6.00%, PPN: 713291 A@ 1 Maturity Date: April 26, 2019
(2)	All notices with respect to payments and prepayments of Note No. R-15 shall be sent to:
New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010
Attn: Financial Management Securities Operations 2nd Floor 212-447-4160
With a copy to:
FIIGLibrary@nylim.com
SA-61

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-15, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
New York Life Insurance Company c/o New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010
Attn: Fixed Income Investors Group Private Finance 2nd Floor Fax: 212-447-4122
(4)	Physical Delivery of Notes:
New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010 Attention: Michael Boyd
(5)	Taxpayer Identification Number: 13-5582869
SA-62

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
New York Life Insurance and Annuity Corporation c/o New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010	$7,000,000
(1)	All payments on or in respect of the Note No. R-27 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase Bank
ABA # 021-000-021
Account Number: 323-8-47382
Credit: New York Life Insurance and Annuity Corporation
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2006

(2)	All notices with respect to payments and prepayments of Note No. R-27 shall be sent to:
New York Life Insurance and Annuity Corporation c/o New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010
Attn: Financial Management Securities Operation 2nd Floor Fax: 212-447-4160
With a copy to:
FIIGLibrary@nylim.com
SA-63

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-27, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010
Attn: Fixed Income Investors Group Private Finance 2nd Floor 212-447-4122
(4)	Physical Delivery of Notes:
New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010 Attention: Michael Boyd
(5)	Taxpayer Identification Number: 13-3044743
SA-64

PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
$7,000,000
(1)	All payments on or in respect of the Note No. R-16 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

JPMorgan Chase Bank
ABA # 021-000-021
Account Number: 323-8-47382
Credit: New York Life Insurance and Annuity Corporation
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-16 shall be sent to:
New York Life Insurance and Annuity Corporation c/o New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010
Attn: Financial Management Securities Operation 2nd Floor Fax: 212-447-4160
With a copy to:
FIIGLibrary@nylim.com
SA-65

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-16, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010
Fixed Income Investors Group Private Finance 2nd Floor Fax: 212-447-4122
(4)	Physical Delivery of Notes:
New York Life Investment Management LLC 51 Madison Avenue, Room 1106 New York, New York 10010
(5)	Taxpayer Identification Number: 13-3044743
SA-66

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202	$10,000,000
(1)	All payments on or in respect of the Note No. R-28 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA # 075000022
Account Number: 182380324521
Account Name: NM Private Placement
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-28 shall be sent to:
The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Investment Operations Fax: (414) 625-6998
SA-67

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-28, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Securities Department Fax: (414) 665-7124
(4)	Physical Delivery of Notes:
The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Andrew T. Vedder
(5)	Taxpayer Identification Number: 39-0509570
SA-68

PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
$50,000,000
(1)	All payments on or in respect of the Note No. R-17 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA # 075000022
Account Number: 182380324521
Account Name: NM Private Placement
Reference: Pepco Holdings, 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-17 shall be sent to:
The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Investment Operations Fax: (414) 625-6998
SA-69

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-17, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Securities Department Fax: (414) 665-7124
(4)	Physical Delivery of Notes:
Physical Delivery of Notes: The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Andrew T. Vedder
(5)	Taxpayer Identification Number: 39-0509570
SA-70

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Pioneer Mutual Life Insurance Company American United Life Insurance Company Attn: Susan Lloyd, Law Department One American Square Post Office Box 368 Indianapolis, IN 46206	$500,000
(1)	All payments on or in respect of the Note No. R-18 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Bank of New York
ABA # 021000018
Account Number: GLA111566
Account Name: Institutional Custody Insurance Division
FFC Custody #: 186709
Custody Name: Pioneer Mutual Life Insurance Co.
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-18 shall be sent to:
American United Life Insurance Company Attn: Mike Bullock, Securities Dept. One American Square Post Office Box 368 Indianapolis, IN 46206
SA-71

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-18, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:

Bank of New York
Attn: Arnold Musella, free receive
Trust Securities
One Wall Street, 3rd Floor
Window A
Pioneer Mutual Life Insurance Co. c/o American Life Insurance Company, 186709, New York, NY 10286

* Also send a copy of the final Note via fax prior to closing
(5)	Taxpayer Identification Number: 45-0220640
SA-72

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
American United Life Insurance Company Attn: Susan Lloyd, Law Department One American Square Post Office Box 368 Indianapolis, IN 46206	$2,000,000
(1)	All payments on or in respect of the Note No. R-19 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Bank of New York
ABA # 021000018
Account Number: GLA111566
Account Name: Institutional Custody Insurance Division
FFC Custody #: 186683
Custody Name: American United Life Insurance Co.
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-19 shall be sent to:
American United Life Insurance Company Attn: Mike Bullock, Securities Dept. One American Square Post Office Box 368 Indianapolis, IN 46206
SA-73

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-19, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:
Bank of New York Attn: Arnold Musella, free receive One Wall Street, 3rd Floor Window A American United Life, 186683 New York, NY 10286
* Also send a copy of the final Note via fax prior to closing
(5)	Taxpayer Identification Number: 35-0145825
SA-74
NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
The State Life Insurance Company American United Life Insurance Company Attn: Susan Lloyd, Law Department One American Square Post Office Box 368 Indianapolis, IN 46206	$2,500,000
(1)	All payments on or in respect of the Note No. R-20 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Bank of New York
ABA # 021000018
Account Number: GLA111566
Account Name: Institutional Custody Insurance Division
FFC Custody #: 343761
Custody Name: The State Life Insurance Co.
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-20 shall be sent to:
American United Life Insurance Company Attn: Mike Bullock, Securities Dept. One American Square Post Office Box 368 Indianapolis, IN 46206
SA-75

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-20, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:

(4)	Physical Delivery of Notes:
Bank of New York Attn: Arnold Musella, free receive Trust Securities One Wall Street, 3rd Floor Window A The State Life Insurance Co. c/o American Life Insurance Company, 343761, New York, NY 10286
* Also send a copy of the final Note via fax prior to closing
(5)	Taxpayer Identification Number: 35-0684263
SA-76

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056	$3,000,000
(1)	All payments on or in respect of the Note No. R-29 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
Chase Manhattan Bank ABA # 021 000 021 Account Number: 900 9000 200 Account Name: Income Processing Reference: G05123, Phoenix Life Insur., 5.90%, PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-29 shall be sent to:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
SA-77

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-29, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Phoenix Investment Partners Attn: Private Placement Department 56 Prospect Street Hartford, CT 06115
(4)	Physical Delivery of Notes:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
(5)	Taxpayer Identification Number: 06-0493340
SA-78
NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056	$1,000,000
(1)	All payments on or in respect of the Note No. R-30 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
Chase Manhattan Bank ABA # 021 000 021 Account Number: 900 9000 200 Account Name: Income Processing Reference: G05689, Phoenix Life Insur., 5.90%, PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-30 shall be sent to:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
SA-79

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-30, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Phoenix Investment Partners Attn: Private Placement Department 56 Prospect Street Hartford, CT 06115
(4)	Physical Delivery of Notes:
Physical Delivery of Notes: Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
(5)	Taxpayer Identification Number: 06-0493340
SA-80
NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
PHL Variable Insurance Company Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056	$1,000,000
(1)	All payments on or in respect of the Note No. R-31 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
Chase Manhattan Bank ABA # 021 000 021 Account Number: 900 9000 200 Account Name: Income Processing Reference: G09389, Phoenix Life Insur., PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-31 shall be sent to:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
SA-81

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-31, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Phoenix Investment Partners Attn: Private Placement Department 56 Prospect Street Hartford, CT 06115
(4)	Physical Delivery of Notes:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
(5)	Taxpayer Identification Number: 06-1045829
SA-82

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056	$3,000,000
(1)	All payments on or in respect of the Note No. R-21 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
Chase Manhattan Bank ABA # 021 000 021 Account Number: 900 9000 200 Account Name: Income Processing Reference: G05123, Phoenix Life Insur., 6.00%, PPN: 713291 A@ 1 Maturity Date: April 26, 2019
(2)	All notices with respect to payments and prepayments of Note No. R-21 shall be sent to:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
SA-83

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-21, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Phoenix Investment Partners Attn: Private Placement Department 56 Prospect Street Hartford, CT 06115
(4)	Physical Delivery of Notes:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
(5)	Taxpayer Identification Number: 06-0493340
SA-84
NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056	$1,000,000
(1)	All payments on or in respect of the Note No. R-22 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
Chase Manhattan Bank ABA # 021 000 021 Account Number: 900 9000 200 Account Name: Income Processing Reference: G09516, Phoenix Life Insur., 6.00%, PPN: 713291 A@ 1 Maturity Date: April 26, 2019
(2)	All notices with respect to payments and prepayments of Note No. R-22 shall be sent to:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
SA-85

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-22, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Phoenix Investment Partners Attn: Private Placement Department 56 Prospect Street Hartford, CT 06115
(4)	Physical Delivery of Notes:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
(5)	Taxpayer Identification Number: 06-0493340
SA-86

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056	$1,000,000
(1)	All payments on or in respect of the Note No. R-23 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
Chase Manhattan Bank ABA # 021 000 021 Account Number: 900 9000 200 Account Name: Income Processing Reference: G05520, Phoenix Life Insur., 6.00%, PPN: 713291 A@ 1 Maturity Date: April 26, 2019
(2)	All notices with respect to payments and prepayments of Note No. R-23 shall be sent to:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
SA-87

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-23, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Phoenix Investment Partners Attn: Private Placement Department 56 Prospect Street Hartford, CT 06115
(4)	Physical Delivery of Notes:
Phoenix Life Insurance Company Attn: John Mulrain One American Row P.O. Box 5056 Hartford, CT 06102-5056
(5)	Taxpayer Identification Number: 06-0493340
SA-88
NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Jackson National Life Insurance Company ELI Account PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228	$4,000,000
(1)	All payments on or in respect of the Note No. R-32 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
The Bank of New York ABA # 021-000-018 BNF Account Number: IOC566 FBO: Jackson National Life Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-32 shall be sent to:
Jackson National Life Insurance Company C/O The Bank of New York Attn: P&I Department P.O. Box 19266 Newark, New Jersey 07195 Phone: (718) 315-3035 Fax: (718) 315-3076
SA-89

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-32, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
	a)	PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Private Placements-Mark Staub Phone (312) 634-1212 Fax: (312) 634-0054
	b)	PPM America, Inc 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Craig Close Phone (517) 367-3190 Fax: (517) 706-5503
(4)	Physical Delivery of Notes:
The Bank of New York Special Processing-Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL-JNL ELI, A/C # 187242
(5)	Taxpayer Identification Number: 38-1659835
SA-90

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Jackson National Life Insurance Company GIC Account PPM America, Inc 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228	$10,000,000
(1)	All payments on or in respect of the Note No. R-33 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
The Bank of New York ABA # 021-000-018 BNF Account Number: IOC566 FBO: Jackson National Life Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-33 shall be sent to:
Jackson National Life Insurance Company C/O The Bank of New York Attn: P&I Department P.O. Box 19266 Newark, New Jersey 07195 Phone: (718) 315-3035 Fax: (718) 315-3076
SA-91

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-33, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
	a)	PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Private Placements-Mark Staub Phone (312) 634-1212 Fax: (312) 634-0054
	b)	PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Craig Close Phone (517) 367-3190 Fax: (517) 706-5503
(4)	Physical Delivery of Notes:
The Bank of New York Special Processing-Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL-JNL GIC, A/C # 187243
(5)	Taxpayer Identification Number: 38-1659835
SA-92

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Jackson National Life Insurance Company 41 Account PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228	$6,000,000
(1)	All payments on or in respect of the Note No. R-34 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
The Bank of New York ABA # 021-000-018 BNF Account Number: IOC566 FBO: Jackson National Life Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-34 shall be sent to:
Jackson National Life Insurance Company C/O The Bank of New York Attn: P&I Department P.O. Box 19266 Newark, New Jersey 07195 Phone: (718) 315-3035 Fax: (718) 315-3076
SA-93

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-34, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
	a)	PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Private Placements-Mark Staub Phone (312) 634-1212 Fax: (312) 634-0054
	b)	PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Craig Close Phone (517) 367-3190 Fax: (517) 706-5503
(4)	Physical Delivery of Notes:
The Bank of New York Special Processing-Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL-JNL 241/Non Insul., A/C # 187241
(5)	Taxpayer Identification Number: 38-1659835
SA-94

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Jackson National Life Insurance Company Life of Georgia Main Account PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228	$3,000,000
(1)	All payments on or in respect of the Note No. R-35 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
The Bank of New York ABA # 021-000-018 BNF Account Number: IOC566 FBO: Jackson National Life Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3 Maturity Date: December 12, 2016
(2)	All notices with respect to payments and prepayments of Note No. R-35 shall be sent to:
Life of Georgia Main Account C/O The Bank of New York Attn: P&I Department P.O. Box 19266 Newark, New Jersey 07195 Phone: (718) 315-3035 Fax: (718) 315-3076
SA-95

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-35, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
	a)	PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Private Placements-Mark Staub Phone (312) 634-1212 Fax: (312) 634-0054
	b)	PPM America, Inc. 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228 Attn: Craig Close Phone (517) 367-3190 Fax: (517) 706-5503
(4)	Physical Delivery of Notes:
The Bank of New York Special Processing-Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: Life of Georgia Main Account A/C # 215306
(5)	Taxpayer Identification Number: 38-1659835
SA-96
NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Protective Life Insurance Company Attn: Investment Department - Belinda Bradley 2801 Hwy 280 South Birmingham, AL 35223	$28,000,000
(1)	All payments on or in respect of the Note No. R-36 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

The Bank of New York
ABA # 021 000 018
Account Number: GLA111565
Account Name: Institutional Custody Ins Division
FFC Custody #: 0000294412
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-36 shall be sent to:
Protective Life Insurance Company Attn: Investment Department - Belinda Bradley 2801 Hwy 280 South Birmingham, AL 35223
SA-97

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-36, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Protective Life Insurance Company Attn: Investment Department - Belinda Bradley 2801 Hwy 280 South Birmingham, AL 35223
(4)	Physical Delivery of Notes:
The Bank of New York One Wall Street, 3rd floor, Window "A" New York, NY 10286 Custody A/C # 294412 Custody Name: Protective Life Insurance Company
(5)	Taxpayer Identification Number: 63-0169720
SA-98

NAME AND ADDRESS OF PURCHASER:	PRINCIPAL AMOUNT OF 2016 NOTES TO BE PURCHASED:
Thrivent Financial for Lutherans Attn: Investment Division-Private Placements 625 Fourth Avenue South Minneapolis, MN 55415	$10,000,000 (In $5,000,000 denominations)
(1)	All payments on or in respect of the Note No. R-37 and R-38 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

State Street Bank & Trust Co.
ABA # 011000028
DDA# A/C-6813-049-1
Fund Number: NCE1
Fund Name: Thrivent Financial for Lutherans
Reference: Pepco Holdings, Inc., 5.90%, PPN: 713291 A* 3
Maturity Date: December 12, 2016

(2)	All notices with respect to payments and prepayments of Note No. R-37 and R-38 shall be sent to:
Investment Division-Private Placements Thrivent Financial for Lutherans 625 Fourth Avenue South Minneapolis, MN 55415 Fax: (612) 340-4027
With a copy to:
Thrivent Accounts State Street Kansas City 801 Pennsylvania Kansas City, MO 64105 Attn: Bart Woodson Fax: (816) 691-3610
SA-99

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Notes No. R-37 and R-38, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Thrivent Financial for Lutherans Attn: Investment Division-Private Placements 625 Fourth Avenue South Minneapolis, MN 55415 Fax: (612) 340-4027
(4)	Physical Delivery of Notes:

DTC/New York Window
55 Water Street
Plaza Level -- 3rd Floor
New York, NY 10041
Attn: Robert Mendez
Account: State Street
Fund Name: Thrivent Financial for Lutherans
Fund Number: NCE1
Nominee Name: Swanbird & Co.
Nominee Tax ID Number: 04-3475606

* With a copy to the Thrivent Financial in-house attorney
(5)	Taxpayer Identification Number: 39-0123480
SA-100
PRINCIPAL AMOUNT OF 2019 NOTES TO BE PURCHASED:
$30,000,000 (In $5,000,000 denominations)
(1)	All payments on or in respect of the Note No. R-24 to R-29 shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

State Street bank & Trust Co
ABA # 011000028
DDA# A/C-6813-049-1
Fund Number: NCE1
Fund Name: Thrivent Financial for Lutherans
Reference: Pepco Holdings, Inc., 6.00%, PPN: 713291 A@ 1
Maturity Date: April 26, 2019

(2)	All notices with respect to payments and prepayments of Note No. R-24 to R-29 shall be sent to:
Investment Division-Private Placements Thrivent Financial for Lutherans 625 Fourth Avenue South Minneapolis, MN 55415
With a copy to:
Thrivent Accounts State Street Kansas City 801 Pennsylvania Kansas City, MO 64105 Attn: Bart Woodson Fax: (816) 691-3610
SA-101

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of Note No. R-24 to R-29, (2) allocation of payment between principal, interest, premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other notices and communications shall be delivered or mailed to:
Thrivent Financial for Lutherans Investment Division-Private Placements 625 Fourth Avenue South Minneapolis, MN 55415 Fax: (612) 340-4027
(4)	Physical Delivery of Notes:

DTC/New York Window
55 Water Street
Plaza Level -- 3rd Floor
New York, NY 10041
Attn: Robert Mendez
Account: State Street
Fund Name: Thrivent Financial for Lutherans
Fund Number: NCE1
Nominee Name: Swanbird & Co.
Nominee Tax ID Number: 04-3475606

(5)	Taxpayer Identification Number: 39-0123480
SA-102
Defined Terms
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
"Accounting Controls" is defined in Section 5.19(a)(i).

                       "Affiliates" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

"Agreement" means this Note Purchase Agreement dated as of December 12, 2006.
"Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.
"Closing" is defined in Section 3.
"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
"Company" means Pepco Holdings, Inc., a Delaware corporation.
"Confidential Information" is defined in Section 20.
"Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                       "Defined Benefit Plan" means a single employer plan within the meaning of Section 4001(a)(15) of ERISA that is covered by Title IV of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have liability.

"Disclosure Controls" is defined in Section 5.19(a)(ii).
"Disclosure Documents" is defined in Section 5.4.
"Enforceability Exceptions" is defined in Section 5.3.
"Environmental Laws" is defined in Section 5.18.
Schedule B
"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
"ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.
"Event of Default" has the meaning specified in the Indenture.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Exchange Act Regulations" means the rules and regulations of the SEC under the Exchange Act.

                       "Exchange Act Documents" means, as of any time, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and all reports and other documents which shall have been filed by the Company with the SEC after January 1, 2006 and at or prior to such time as of which this Agreement makes reference thereto, pursuant to Section 13(a) or Section 15(d) of the Exchange Act.

"GAAP" or "Generally Accepted Accounting Principles" shall mean the convention, rules and procedures which define accepted accounting practices applicable to businesses similar to that of the Company.
"Governmental Authority" means
(a) the government of
(i) the United States of America or any State or other political subdivision thereof, or
(ii) any jurisdiction in which the Company conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company, or
(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
"Hazardous Materials" is defined in Section 5.18.
"Holder" has the meaning set forth in the Indenture.
"Indebtedness" means all indebtedness which is required to be included on a Company's consolidated balance sheet as a liability in accordance with GAAP.
"Indenture" is defined in Section 1.
"2016 Indenture Certificate" is defined in Section 1.
"2019 Indenture Certificate" is defined in Section 1.
SB-2
"Indenture Certificates" is defined in Section 1.
"Indenture Trustee" is defined in Section 1.
"INHAM Exemption" is defined in Section 6.2(e).

                       "Institutional Investor" means (a) any original purchaser of a Note, (b) any Holder of a Note holding more than $1,000,000 in aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

"Lien" means any mortgage, pledge, lien, security interest, charge or other encumbrance of any kind.
"Make-Whole Amount" is defined in Exhibit A to the Indenture Certificate.
"Material" means material in relation to the business, results of operations, or financial condition of the Company.

                       "Material Adverse Effect" means a material adverse effect on (a) the business, results of operations, or financial condition of the Company and its Subsidiaries considered as one enterprise, or (b) the ability of the Company to perform its obligations under this Agreement, the Notes, the Indenture or any other Note Documents, or (c) the validity or enforceability of this Agreement, the Notes, the Indenture or any other Note Documents.

"Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).
"NAIC Annual Statement" is defined in Section 6.2(a).
"Note Documents" shall mean this Agreement, the Notes, the Indenture and all amendments, supplements and other modifications thereto.
"Notes" is defined in Section 1.
"Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
"Paying Agent" has the meaning set forth in the Indenture.
"Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.
"PHI Plan" means the Company's Retirement Plan.
SB-3

                       "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

"Property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
"PTE" is defined in Section 6.2(a).
"Purchasers" means the Purchasers named in Schedule A hereto.
"QPAM Exemption" is defined in Section 6.2(d).
"Required Holders" means, at any time, the Holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).
"Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.
"SEC" means the United States Securities and Exchange Commission.
"Securities Act" means the Securities Act of 1933, as amended from time to time.
"Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
"Significant Subsidiary" means any Subsidiary of the Company which constitutes a significant "subsidiary" as defined in Rule 1-02 of Regulation S-X of the rules and regulations of the Securities Act.
"Source" is defined in Section 6.2.

                       "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

SB-4
Designated Subsidiaries

Potomac Electric Power Company
Conectiv
Atlantic City Electric Company
Delmarva Power & Light Company
Conectiv Energy Holding Company
Pepco Energy Services, Inc.
Potomac Capital Investment Corporation
Conectiv Delmarva Generation, Inc.
Conectiv Energy Supply Inc

Schedule 5.2
Disclosure Documents
1. Private Placement Memorandum dated November 6, 2006
Schedule 5.4
Pepco Holdings, Inc
Officer's Certificate

                       Anthony J. Kamerick, the Vice President and Treasurer of Pepco Holdings, Inc., a Delaware corporation (the "Company"), pursuant to the authority granted in the Board Resolutions of the Company adopted on July 27, 2006, and Sections 102, 201, and 301 of the Indenture defined herein, does hereby certify to The Bank of New York, as trustee (the "Trustee"), under the Indenture of the Company (for Unsecured Debt Securities) dated as of September 6, 2002 (the "Indenture") that:

1.	All capitalized terms used in this certificate which are not defined herein shall have the meanings set forth in the Indenture.
2.	The Securities of the [ ] series to be issued under the Indenture shall be designated "[ ]% Notes due [ ]" (the "Notes").
3.	The Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on [ ]
4.

The Notes shall bear interest as provided in the form thereof set forth in Exhibit A hereto. For the purposes of Section 310 of the Indenture, a period from and including the [ ]th of one month to but not including the [  ]th of the next month will be considered a full month with respect to the Notes.

5.

(a) The principal of and the Make-Whole Amount (as defined in Exhibit A hereto), if any, on the Notes shall be payable upon presentation at the office or agency of the Company in The City of New York; provided that payment of the principal of and the Make-Whole Amount, if any, may be made by such other method as may be agreed by the Company and the Holder of any Note from time to time without presentation or surrender of such Note. Each installment of interest on the Notes shall be payable by wire transfer to an account in the United States designated no fewer than ten (10) days prior to the applicable Interest Payment Date by the Person entitled thereto; provided that interest payable at Maturity shall be payable upon presentation at the office or agency of the Company in The City of New York; and provided further, that payment of interest may be made by such other method as may be agreed by the Company and the Holder of any Note from time to time. The registration and registration of transfers and exchanges in respect of the Notes may be effected at the office or agency of the Company in The City of New York. Notices and demands to or upon the Company in respect of the Notes and the Indenture may be served at the office or agency of the Company in The City of New York. The Corporate Trust Office of the Trustee initially shall be the office or agency of the Company for such payment, registration, registration of transfer and exchange and service of notices and demands, and the Company hereby appoints The Bank of New York as its agent for all such purposes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent. The Trustee initially shall be the Security Registrar and the Paying Agent for the Notes.

Exhibit A-1

(b) Notwithstanding any provision to the contrary in the Notes or in the Indenture, Section 14.2 of the Note Purchase Agreement, dated as of December 12, 2006, between the Company and the purchasers named therein by which the Notes were initially purchased (the "Note Purchase Agreement") shall govern payments with respect to the Notes to the Holders referred to in said Section 14.2.

6.

The Notes shall be redeemable at the option of the Company prior to the Stated Maturity of the principal thereof as provided in the form thereof set forth in Exhibit A hereto. If less than all of the Outstanding Notes are to be redeemed, the principal amount to be redeemed shall be prorated among all of the Holders of the Notes in the proportion that their respective holdings bear to the aggregate principal amount of Notes Outstanding on the date of selection. The portion of any Note to be redeemed shall be in the principal amount of $1,000 or an integral multiple thereof and such rounding allocations as may be requisite for this purpose shall be made by the Trustee in its uncontrolled discretion. The Trustee shall promptly notify the Company in writing of the distinctive numbers of the Notes and the portions thereof so selected for redemption.

7.

No service charge shall be made for the registration of transfer or exchange of the Notes; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer.

8.

In addition to the covenants specified in Article Six of the Indenture, the following shall constitute an additional covenant with respect to the Notes: for so long as the Notes are outstanding, the Company will not permit the ratio, determined as of the end of each of its fiscal quarters, of (a) the Total Indebtedness of the Company to (b) the Total Capitalization of the Company to be greater than 0.70 to 1.0.

9.

In addition to the Events of Default specified in Section 801 of the Indenture, the following shall constitute Events of Default with respect to the Notes: failure of the Company or any of its Material Subsidiaries to pay when due any Indebtedness aggregating in excess of $75,000,000 ("Material Indebtedness"); or the default by the Company or any of its Material Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Company or any of its Material Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Company or any of its Material Subsidiaries shall not pay, or shall admit in writing its inability to pay, its debts generally as they become due.

Exhibit A-2
10.	As used in this Officer's Certificate:

"Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied, with respect to the Company, in a manner consistent with that used in preparing the Company's financial statements.

"Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

"Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

"Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including any comfort letter, operating agreement, take or pay contract, application for a letter of credit or the obligations of any such Person as general partner of a partnership with respect to the liabilities of such partnership; provided that Contingent Obligations shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed equal to the stated or determinable amount of the primary obligation of such other Person or, if such amount is not stated or is indeterminable, the maximum reasonably anticipated liability of such Person in respect thereof.

"Covenant Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Covenant Subsidiaries or by such Person and one or more of its Covenant Subsidiaries, or (ii) any partnership, limited liability company, association, business trust, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

"CPG" means Conectiv Pennsylvania Generation, LLC.

"Indebtedness" of a Person means, without duplication, such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, bonds, debentures, acceptances or similar instruments, (e) obligations of such Person to purchase accounts, securities or other Property arising out of or in connection

Exhibit A-3

with the sale of the same or substantially similar accounts, securities or Property, (f) Capitalized Lease Obligations, (g) net liabilities under interest rate swap, exchange or cap agreements, obligations or other liabilities with respect to accounts or notes, (h) obligations under any Synthetic Lease which, if such Synthetic Lease were accounted for as a Capitalized Lease, would appear on a balance sheet of such Person, (i) unpaid reimbursement obligations in respect of letters of credit issued for the account of such Person and (j) Contingent Obligations in respect of Indebtedness of the types described above.

"Intangible Transition Property" means assets described as "bondable transition property" in the New Jersey Transition Bond Statute.

"Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement, but excluding the interest of a lessor under any operating lease).

"Material Subsidiary" means a "significant subsidiary" (as defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of this Officer's Certificate) of the Company; provided that each of Potomac Electric Power Company, Delmarva Power & Light Company and Atlantic City Electric Company shall at all times be a Material Subsidiary of the Company.

"Net Worth" means, with respect to the Company at any time, the sum, without duplication, at such time of (a) the Company's stockholders' equity plus (b) all Preferred Stock of the Company and its Covenant Subsidiaries (excluding any Preferred Stock which is mandatorily redeemable on or prior to the Stated Maturity of the Notes).

"New Jersey Transition Bond Statute" means the New Jersey Electric Discount and Energy Corporation Act as in effect on the date hereof.

"Nonrecourse Indebtedness" means, with respect to the Company, Indebtedness of the Company or any Covenant Subsidiary of the Company (excluding Nonrecourse Transition Bond Debt) secured by a Lien on the Property of the Company or such Covenant Subsidiary, as the case may be, the sole recourse for the payment of which is such Property and where neither the Company nor any of its Covenant Subsidiaries is liable for any deficiency after the application of the proceeds of such Property.

"Nonrecourse Transition Bond Debt" means obligations evidenced by Transition Bonds rated investment grade or better by Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or Moody's Investors Service, Inc., representing a securitization of Intangible Transition Property as to which obligations neither the Company nor any Covenant Subsidiary of the Company (other than a Special Purpose Subsidiary) has any direct or indirect liability (whether as primary obligor, guarantor, surety, provider of collateral security, through a put option, asset repurchase agreement, capital maintenance agreement or debt subordination agreement, or through any other

Exhibit A-4

right or arrangement of any nature providing direct or indirect assurance of payment or performance of any such obligation in whole or in part), except for liability to repurchase Intangible Transition Property conveyed to the securitization vehicle, on terms and conditions customary in receivables securitizations, in the event such Intangible Transition Property violates representations and warranties of scope customary in receivables securitizations.

"PCI" means Potomac Capital Investment Corporation.

"Preferred Stock" means, with respect to any Person, equity interests issued by such Person that are entitled to a preference or priority over any other equity interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

"Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

"Special Purpose Subsidiary" means a direct or indirect wholly owned corporate Covenant Subsidiary of Atlantic City Electric Company, substantially all of the assets of which are Intangible Transition Property and proceeds thereof, formed solely for the purpose of holding such assets and issuing Transition Bonds and, which complies with the requirements customarily imposed on bankruptcy-remote corporations in receivables securitizations.

"Synthetic Lease" means (a) a so-called synthetic, off-balance sheet or tax retention lease or (b) any other agreement pursuant to which a Person obtains the use or possession of property and which creates obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as indebtedness of such Person (without regard to accounting treatment).

"Total Capitalization" means, with respect to the Company at any time, the sum of the Total Indebtedness of the Company plus the Net Worth of the Company, each calculated at such time.

"Total Indebtedness" means, with respect to the Company at any time, all Indebtedness of the Company and its Covenant Subsidiaries at such time determined on a consolidated basis in accordance with Agreement Accounting Principles, excluding, to the extent otherwise included in Indebtedness of the Company or any of its Covenant Subsidiaries, (a) any Nonrecourse Transition Bond Debt; (b) to the extent it constitutes Nonrecourse Indebtedness, any Indebtedness secured by Liens on the assets of CPG and/or on the capital stock of CPG, or its successor, to finance the development and construction of a mid-merit electric generating facility in the State of Pennsylvania (the "CPG Project"), provided that (i) the aggregate principal amount of the Indebtedness secured by such Liens shall not exceed $400,000,000 and (ii) such Liens (other than Liens granted by CPG and its Covenant Subsidiaries) shall only be granted on assets related to the CPG Project; (c) any other Nonrecourse Indebtedness of the Company and its Covenant

Exhibit A-5

Subsidiaries (excluding Delmarva Power & Light Company, Potomac Electric Power Company and Atlantic City Electric Company and their Covenant Subsidiaries) to the extent that the aggregate amount of such Nonrecourse Indebtedness does not exceed $200,000,000; and (d) all Indebtedness of PCI and, without duplication, of the Company the proceeds of which were used to make loans or advances to PCI, in an aggregate amount not exceeding the lesser of (i) the fair market value of the equity collateral accounts in PCI's energy leveraged lease portfolio or (ii) $700,000,000.

"Transition Bonds" means bonds described as "transition bonds" in the New Jersey Transition Bond Statute.
11.	The Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A hereto and shall be issued in substantially such form.
12.	The Company agrees to comply with the requirements of Section 7 of the Note Purchase Agreement.
13.

The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance, authentication and delivery of the Notes and in respect of compliance with which this certificate is made.

14.

The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and, insofar as they relate to factual matters, upon representations by officers of the Company familiar with the matters set forth herein, who stated that the information with respect to such factual matters is in the possession of the Company.

15.

In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

16.	In the opinion of the undersigned, such conditions and covenants relating to the authentication and delivery of the Notes requested in the accompanying Company Order have been complied with.
Exhibit A-6
IN WITNESS WHEREOF, I have executed this Officer's Certificate this _____ day of [ ].
____________________________________ Anthony J. Kamerick Vice President and Treasurer
Exhibit A-7
EXHIBIT A
FORM OF NOTE
[FORM OF FACE OF [ ]% NOTE DUE [ ]]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR "BLUE SKY" LAWS OF ANY OTHER JURISDICTION, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH SUCH REGISTRATION REQUIREMENTS OR UNDER AN EXEMPTION THEREFROM.

No. R-		PPN No. [ ]
PEPCO HOLDINGS, INC.
[ ]% NOTE DUE [ ]

                       PEPCO HOLDINGS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company", which term includes any successor Person under the Indenture (as hereinafter defined)), for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of [____________] on [         ], and to pay interest on said principal sum semi-annually in arrears on [  ] and [   ] of each year (each an "Interest Payment Date"), commencing [     ], at the rate of [   ]% per annum, until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from [     ], to the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day with the same force and effect as if made on the Interest Payment Date (and without any interest or other payment in respect of such delay). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the first calendar day of the month in which such Interest Payment Date occurs; provided, however, that interest payable at Maturity will be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

Exhibit A-8

                       Payment of the principal of and the Make-Whole Amount, if any, on this Security will be made upon presentation at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal of and the Make-Whole Amount, if any, on this Security may be made by such other method as may be agreed by the Company and the Holder of this Security from time to time without presentation or surrender of this Security. Payment of interest on this Security will be made by wire transfer to an account in the United States designated no fewer than 10 days prior to the applicable Interest Payment Date by the Person entitled thereto in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest payable at Maturity will be made upon presentation at the office or agency of the Company maintained for that purpose in The City of New York, the State of New York; and provided further, however, that payment of interest may be made by such other method as may be agreed by the Company and the Holder of this Security from time to time. Notwithstanding any provision to the contrary in this Security or in the Indenture, Section 14.2 of the Note Purchase Agreement, dated as of December 12, 2006, among the Company and the purchasers named therein by which the Securities of this series were initially purchased shall govern payments with respect to the Securities of this series to the Holders referred to in said Section 14.2.

                       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Any capitalized term which is used herein and not otherwise defined shall have the meaning ascribed to such term in the Indenture.

                       Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit A-9

                       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed in its name by the Vice President of the Company and its corporate seal to be affixed hereto and attested by the Secretary of the Company.

PEPCO HOLDINGS, INC.
		By:	________________________________ Vice President
Attest:
By:	______________________________ Secretary
[FORM OF CERTIFICATE OF AUTHENTICATION]
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:	THE BANK OF NEW YORK, as Trustee
By:	_________________________________ Authorized Signatory
Exhibit A-10
[FORM OF REVERSE OF [ ]% NOTE DUE [ ]]

                       This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), of the series designated "[ ]% Notes due [ ]", all issued and to be issued under the Indenture (For Unsecured Debt Securities), dated as of September 6, 2002 (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on [ ], creating such series, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

Optional Redemption

                       The Securities of this series shall be redeemable at the option of the Company prior to the Stated Maturity of the principal thereof, in whole or in part, at any time. The Company shall give notice of its intent to redeem such Securities of this series at least 30 days but no more than 60 days prior to the Redemption Date. If the Company redeems all or any part of the Securities of this series pursuant to the provisions of this paragraph, it shall pay a Redemption Price equal to the greater of

1.	100% of the principal amount of the Securities of this series being redeemed, and
2.

the sum of the present values of the remaining scheduled payments of principal of and interest (not including the portion of any scheduled payment of interest which accrued prior to the Redemption Date) on the Securities of this series being redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points (the "Make-Whole Amount"), plus, in each case, accrued interest on those Securities to the Redemption Date (calculated assuming a 360-day year consisting of twelve 30-day months). If less than all of the Outstanding Securities of this series are to be redeemed, the principal amount to be redeemed shall be prorated as provided in the Officer's Certificate filed with the Trustee on [ ], creating such series.

                       "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Exhibit A-11

                       "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                       "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the yield for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the H.15 Daily Update, or (ii) if such release (or any successor release) is not published or does not contain prices on such Business Day, the Reference Treasury Dealer Quotations actually obtained by the Trustee for such Redemption Date.

"H.15 (519)" means the weekly statistical release entitled "H.15 (519) Selected Interest Rates" or any successor publication published by the Board of Governors of the Federal Reserve System.
"H.15 Daily Update" means the daily update of H.15 (519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.

                       "Reference Treasury Dealer" means Citigroup Global Markets, Inc. and its successors; provided, however, that if Citigroup Global Markets, Inc. or its successor shall cease to be a primary United States Treasury securities dealer in New York City (a "Primary Treasury Dealer") the Company shall substitute therefor another Primary Treasury Dealer.

                       "Reference Treasury Dealer Quotations" means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

                       The Company shall deliver to the Trustee and the Holders of the Securities of this series at least two Business Days before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Price" and "Reference Treasury Dealer Quotations," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon, the Company's calculation of any Redemption Price of the Securities of this series.

                       In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Notes to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Notes, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including the portion of any scheduled payment of interest which accrued prior to the Redemption Date) on the Notes being redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury

Exhibit A-12

Rate (as defined in the Notes) plus 50 basis points, plus (b) accrued interest on the principal amount hereof to the Redemption Date (calculated assuming a 360-day year consisting of twelve 30-day months)."

                       If at the time notice of redemption is given the redemption moneys are not on deposit with the Trustee, then the redemption may be subject to the receipt of such moneys on or before the Redemption Date, and if such condition is contained in the notices of redemption, such notice shall be of no effect unless such moneys are received.

General Provisions

                       The Indenture contains provisions for legal defeasance of the entire indebtedness of the Securities of this series, and for covenant defeasance with respect to the Securities of this series, upon compliance with certain conditions set forth in the Indenture.

The Indenture and the Officer's Certificate establishing the terms of the Securities of this series contain certain covenants and Events of Default applicable to the Securities of this series.

                       If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                       The Indenture permits, with certain exceptions as therein provided, the amendment thereof by supplemental indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series (or tranches within a series) to be affected; provided, however, that the Indenture permits the Trustee to enter into supplemental indentures for limited purposes without the consent of the Holders. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding to waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                       As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the

Exhibit A-13

Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, the Trustee for 60 days after receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding, and no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing, considered as one class. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

                       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any Make-Whole Amount and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples thereof.

                       As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                       The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                       No recourse shall be had for the payment of the principal of or the Make-Whole Amount, if any, or interest, if any, on this Security, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood by the Holder hereof that the Indenture and this Security are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in this Security or to be implied therefrom or herefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the issuance of this Security.

Exhibit A-14

                       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

Exhibit A-15
Form Of Opinion Of General Counsel Of The Company
[PHI LETTERHEAD
[date]
To the Purchasers of Pepco Holdings, Inc. [ ]% Notes due December 12, 2016 named on Schedule I attached hereto (collectively, the "Purchasers")
Ladies and Gentlemen:

                       I am Vice Chairman and General Counsel of Pepco Holdings, Inc., a Delaware corporation (the "Company"), and have acted as counsel to the Company in connection with the issuance and sale of $200,000,000 in aggregate principal amount of [ ]% Notes due [ ](the "Securities") pursuant to the Note Purchase Agreement, dated December 12, 2006, among the Company and the purchasers named therein (the "Note Purchase Agreement"). The Securities will be issued under an indenture, dated as of September 6, 2002, between the Company and The Bank of New York, as Trustee (the "Indenture"). This opinion is being delivered to you in accordance with Section 4.4(a) of the Note Purchase Agreement. Capitalized terms not defined herein have the respective meanings set forth in the Note Purchase Agreement.

                       In connection with rendering the opinions set forth herein, I, or my representatives, have reviewed an executed copy of the Note Purchase Agreement. In addition, I, or my representatives, have reviewed the Indenture and the Securities. I, or my representatives, also have examined or caused to be examined originals, or copies that have been certified or otherwise identified to my or their satisfaction as being true copies, of such other instruments, certificates and other documents or records as I or they have deemed necessary or appropriate to enable me to render the opinions set forth below. In my or my representatives' review and examination, I or they have assumed the genuineness of all signatures, the authenticity of all documents submitted to me or them as originals, and the conformity to original documents of all documents submitted to me or them as copies.

Based upon the foregoing, and subject to the reservations and exceptions set forth herein, I am of the opinion that:
1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                       2.         The Company has corporate power and authority to own or lease and operate its properties and to conduct its business as described in the Disclosure Documents and to enter into and perform its obligations, to the extent applicable to the Securities, under the Note Purchase Agreement.

Exhibit 4.4(a)

                       3.         The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                       4.         Each Designated Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Disclosure Documents; and each Designated Subsidiary is duly qualified to conduct business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to qualify or be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each Designated Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; the capital stock of each Designated Subsidiary owned by the Company, directly or through subsidiaries, is owned free from any liens or encumbrances; and to the best of my knowledge the capital stock of each other subsidiary owned by the Company, directly or through subsidiaries, is owned free from any liens or encumbrances.

5. The Note Purchase Agreement, to the extent applicable to the Securities, and the Indenture have been duly authorized by the Company and duly executed and delivered by the Company.

                       6.         No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Note Purchase Agreement in connection with the offering, issuance, sale or delivery of the Securities by the Company, except such as have already been obtained or such as may be required under state securities laws, and the Company has complied, in all material respects, with all terms and conditions contained in all such consents, approvals, authorizations and orders as have been obtained.

                       7.         Except as disclosed in the Disclosure Documents, there is not pending or, to the best of my knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which could reasonably be expected to result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Note Purchase Agreement or the performance by the Company of its obligations thereunder.

                       8.         The execution, delivery and performance of the Indenture and the Note Purchase Agreement and the issuance and sale of the Securities and compliance with the terms thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties that in my experience customarily applies to transactions of the type contemplated by the Note Purchase Agreement, the Indenture and the Securities, (ii) any

Exhibit 4.4(a)-2

agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (iii) the articles of incorporation or by-laws of the Company or any such subsidiary, except, in the cases of clauses (i) and (ii) above, for any such breach, violation, or default that would not result in a Material Adverse Effect; and the Company has full corporate power and authority to authorize, issue and sell the Securities as contemplated by the Note Purchase Agreement.

                       I am a member of the Bar of the District of Columbia, and I express no opinion herein as to any law other than the laws of the District of Columbia, the General Corporation Law of the State of Delaware, the federal laws of the United States and, with respect to the opinion set forth in paragraph 4, the Virginia Stock Corporation Act, the Maryland General Corporation Law and the New Jersey Business Corporation Act.

                       The opinions contained herein are rendered solely for your benefit and may not be relied on by any other person, except that I hereby authorize (i) Dewey Ballantine LLP, in connection with rendering its opinion to you on the date hereof relating to the offer and sale of the Securities, to rely on this opinion with respect to matters governed by the laws of the District of Columbia, the State of Delaware (except such matters that relate expressly to the Company, are governed by the Delaware General Corporation Law and are expressly addressed therein), the Virginia Stock Corporation Act, the Maryland General Corporation Law and the New Jersey Business Corporation Act and (ii) any institutional investor that becomes a registered holder (a "Holder"), pursuant to the transfer provisions of Section 13 of the Note Purchase Agreement, of any Notes purchased by a Purchaser under the Note Purchase Agreement to rely on this opinion as if such opinion was addressed to such Holder and delivered to such Holder on the date hereof. This opinion may not be disclosed to any other person without my written consent; provided that the Purchasers may furnish a copy of this letter as required by the National Association of Insurance Commissioners in the exercise of their regulatory due diligence. The opinions expressed in this letter are limited to the matters set forth herein, and no opinion should be inferred beyond those opinions expressly stated. I assume no obligation to advise you of any facts that come to my attention, or any changes in law, subsequent to the date hereof.

Very truly yours,
William T. Torgerson
Exhibit 4.4(a)-3
Form Of Opinion Of Covington & Burling, Counsel For The Company
[Covington & Burling Letterhead]
[date]
To the Purchasers of Pepco Holdings, Inc. [ ]% Notes due [ ] named on Schedule I attached hereto (collectively, the "Purchasers")
Ladies and Gentlemen:

                       We have acted as special counsel to Pepco Holdings, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of $200,000,000 in aggregate principal amount of [   ]% Notes due [             ] (the "Securities"), pursuant to the Note Purchase Agreement, dated December 12, 2006, among the Company and the purchasers named in Schedule A thereto (the "Note Purchase Agreement"). The Securities will be issued under an indenture, dated as of September 6, 2002 (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). This opinion is being delivered to you in accordance with Section 4.4(b) of the Note Purchase Agreement. Unless otherwise defined herein, capitalized terms used herein have the respective meanings provided in the Note Purchase Agreement.

                       We have reviewed (i) the Note Purchase Agreement; (ii) the Indenture; and (iii) the Securities. We also have reviewed such corporate records, certificates and other documents, and such questions of law, as we have deemed necessary or appropriate for the purposes of rendering this opinion.

                       We have assumed that all signatures are genuine, that all documents submitted to us as originals are authentic and that all copies of documents submitted to us conform to the originals. We have assumed further that (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all legal right, power and authority and has obtained all authorizations and approvals of governmental authorities necessary (A) to issue and sell the Securities and (B) to execute, deliver and perform its obligations under the Note Purchase Agreement, the Indenture and the Securities, (ii) the Securities will constitute valid securities within the meaning of Section 8-110(a)(1) of the Delaware Uniform Commercial Code and (iii) the representations and warranties of the Purchasers made in Section 6 of the Note Purchase Agreement and the representations and warranties of the Company made in Section 5.13 of the Note Purchase Agreement are true and correct.

We have made no investigation for the purpose of verifying the assumptions set forth herein.
Based upon the foregoing, and subject to the qualifications set forth below, we are of the opinion that:
Exhibit 4.4(b)

                       1.         The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                       2.         The Securities are in the form contemplated by the Indenture and have been duly executed by the Company, and when the Securities have been (A) authenticated and delivered by the Trustee under the Indenture and (B) issued and delivered by the Company against payment of the purchase price therefor as provided in the Note Purchase Agreement, the Securities will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits of the Indenture.

3. The Note Purchase Agreement, to the extent applicable to the Securities, has been duly authorized, executed and delivered by the Company.

                       4.         No registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required in connection with the offer and sale of the Securities in the manner contemplated by the Note Purchase Agreement.

                       5.         The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in Section 5.14 of the Note Purchase Agreement will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                       6.         Neither the issuance and the sale of the Securities by the Company nor the use of the proceeds thereof as described in Section 5.14 of the Note Purchase Agreement violates Regulation X of the Board of Governors of the Federal Reserve System or will cause any of the Purchasers to violate Regulation U of the Board of Governors of the Federal Reserve System to the extent any of them may be subject thereto.

Our opinions in paragraphs 1 and 2 above are subject to the following limitations and qualifications:
a) We express no opinion as to:
(i) waivers of defenses or other rights or benefits bestowed by operation of law;
(ii) releases or waivers of unmatured claims or rights;
(iii) provisions requiring amendments and waivers to be in writing;
(iv) provisions making notices effective even if not actually received; or
Exhibit 4.4(b)-2
(v) provisions purporting to make a party's determination conclusive.
(b) We express no opinion as to any right of setoff, bankers lien or counterclaim or right to the application of property in the possession or control of the Trustee.

                       We are members of the bar of the District of Columbia and the State of New York. We do not express any opinion on any laws other than the laws of the State of New York, the Delaware General Corporation Law and the federal securities laws of the United States.

                       This opinion is given solely for your benefit and may not be relied upon by any other person without our written consent, except that any institutional investor that becomes a registered holder (a "Holder"), pursuant to the transfer provisions of Section 13 of the Note Purchase Agreement, of any Notes purchased by a Purchaser under the Note Purchase Agreement may rely on this opinion as if such opinion was addressed to such Holder and delivered to such Holder on the date hereof. This opinion may not be disclosed to any other person without our written consent; provided that the Purchasers may furnish a copy of this letter as required by the National Association of Insurance Commissioners in the exercise of their regulatory due diligence.

Very truly yours,
Exhibit 4.4(b)-3
Form Of Opinion Of Special Counsel For The Purchasers
1. The Company is an existing corporation in good standing under the laws of the State of Delaware.
2. The Agreement has been duly authorized, executed and delivered by the Company.

                       3.         The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by laws and principles of equity relating to or affecting generally the enforcement of creditors' rights including, without limitation, bankruptcy and insolvency laws.

                       4.         The Notes have been duly authorized by the Company, and, when the Notes have been duly executed by the Company and authenticated and delivered by the Trustee under the Indenture and issued and delivered by the Company and paid for in accordance with the Agreement, the Notes will have been duly executed, issued and delivered, will be in the form contemplated by and entitled to the benefits provided by the Indenture and will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as may be limited by laws and principles of equity of the character referred to in paragraph 3 above.

                       5.         No registration of the Notes under the Securities Act, and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required in connection with the offer and sale of the Notes in the manner contemplated by the Agreement.

Exhibit 4.4(c)